                                                                     EXHIBIT 3.1

[LOGO]      Consumer and                  Consommation
            Corporate Affairs Canada      et Corporations Canada

Certificate of  Amalgamation

Canada Business                                             Certificat de fusion
Corporations Act
                                                      Loi regissant les societes
                                                   par actions de regime federal

--------------------------------------------------------------------------------

IMPRIMERIES QUEBECOR INC. -                                 256168-9
QUEBECOR PRINTING INC.

Name of Corporation - Denomination de la societe            Number - Numero

I hereby certify that the                 Je certifie par les presentes que
above-mentioned Corporation               la societe mentionnee ci-haut
resulted from the amalgamation of         resulte de la fusion des societes
the following Corporations under          ci-dessous, en vertu de l'article
Section 185 of the Canada Business        185 de la Loi regissant les
Corporations Act, as set out in the       societes par actions de regime
attached articles of Amalgamation.        federal, tel qu'indique dans les
                                          statuts de fusion ci-joints.

      Le directeur

      /s/ [ILLEGIBLE]                     January 1, 1990/le 1 janvier 1990

      Director                            Date of Amalgamation - Date de fusion

--------------------------------------------------------------------------------

Canada

[LOGO] Consumer and                 Consommation
       Corporate Affairs Canada     et Corporations Canada

       Canada Business              Loi sur les societes
       Corporations Act             commerciales canadiennes


         FORM 9                        FORMULE 9
ARTICLES OF AMALGAMATION            STATUS DE FUSION
     (SECTION 185)                   (ARTICLE 185)

--------------------------------------------------------------------------------
1 - Name of Amalgamated Corporation       Denomination de la societe issue de la
                                          fusion

               IMPRIMERIES QUEBECOR INC. - QUEBECOR PRINTING INC.

--------------------------------------------------------------------------------
2 - The place within Canada where the     Lieu au Canada ou doit etre situe le
    registered office is to be situated   siege social

         TERRITORY OF THE MONTREAL URBAN COMMUNITY, PROVINCE OF QUEBEC

--------------------------------------------------------------------------------
3 - The classes and any maximum number    Categories et tout nombre maximal
    of shares that the corporation is     d'actions que la societe est
    authorized to issue                   autorisee a emettre

                  Schedule 3.1 forms an integral part hereof.

--------------------------------------------------------------------------------
4 - Restrictions if any on share          Restrictions sur le transfert des
    transfers                             actions s'il y a lieu

      The shares of the Corporation shall not be transferred without the consent of either (i) the directors as evidenced by a resolution passed or signed by them and recorded in the books of the Corporation or (ii) the holders of the majority in number of the outstanding voting shares of the Corporation.

--------------------------------------------------------------------------------
5 - Number (or minimum and maximum        Nombre (ou nombre minimum et
    number) of directors                  maximum) d'administrateurs

      MINIMUM 1 - MAXIMUM 10, the number to be determined by the directors from time to time.
--------------------------------------------------------------------------------
6 - Restrictions if any on business       Limites imposees quant aux
    the corporation may carry on          activites que la societe peut
                                          exploiter, s'il y a lieu.

      NONE

--------------------------------------------------------------------------------
7 - Other provisions if any               Autres dispositions s'il y a lieu

      Schedule 7.1 forms an integral part hereof.

--------------------------------------------------------------------------------
8 -   The amalgamation agreement          |x|  La convention de fusion a ete
      has been approved by special             approuvee par resolutions
      resolutions of shareholders              speciales des actionnaires de
      of each of the amalgamating              chacune des societes fusionnantes
      corporations listed in item              enumerees a la rubrique 10
      10 below in accordance with              ci-dessous, en conformite de
      Section 183 of the Canada                l'article 183 de la Loi sur les
      Business Corporations Act.               societes commerciales
                                               canadiennes.

      The amalgamation has been           |_|  La fusion a ete approuvee par
      approved by a resolution of              resolution des administrateurs de
      the directors of each of the             chacune des societes fusionnantes
      amalgamating corporations                enumerees a la rubrique 10
      listed in item 10 below in               ci-dessous en conformite de
      accordance with Section 184              l'article 184 de la Loi sur les
      of the Canada Business                   societes commerciales
      Corporations Act. These                  canadiennes. Les presents statuts
      articles of amalgamation are             de fusion sont les memes que les
      the same as the articles of              statuts constitutits de (nommer
      incorporation of (name the               la societe fusionnante designee).
      designed amalgamating
      corporation).

--------------------------------------------------------------------------------
9 - Name of the amalgamating              Denomination de la societe
    corporation the by-laws of which      fusionnaire dont les reglements
    are to be the by-laws of the          doivent etre les reglements de la
    amalgamated corporation               societe issue de la fusion

      QUEBECOR PRINTING INC.

--------------------------------------------------------------------------------

10 - Name of Amalgamating Corporations        Corporation No.     Signature    Date   Description of [ILLEGIBLE]
     Denomination des societes fusionnantes   No de la societe                        Description du [ILLEGIBLE]
----------------------------------------------------------------------------------------------------------------

      (Voir Annexe "A" - see Schedule "A")
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

FOR DEPARTMENTAL USE ONLY - A L'USAGE DU MINISTERE SEULEMENT
Corporation No - No de la societe         Filed - Deposee

                                   Annexe "A"
                                  Schedule "A"

- Name of Amalgamating Corporations       Corporation No. Signature   Date   Description of Office
Denomination des societes fusionnantes    No de la societe                   Description du poste
--------------------------------------------------------------------------------------------------
IMPRIMERIES QUEBECOR INC.                 244512-3 /s/ [ILLEGIBLE]    28-12  President du conseil
QUEBECOR PRINTING INC.                                                1989   et chef de la
                                                                             direction
--------------------------------------------------------------------------------------------------

GROUPE D'IMPRIMERIES QUEBECOR INC.        242322-7 /s/ [ILLEGIBLE]    28-12
QUEBECOR PRINTING GROUP INC.                                          1989   President
--------------------------------------------------------------------------------------------------

IMPRIMERIES QUEBECOR (CANADA) INC.        238644-5 /s/ [ILLEGIBLE]    28-12
QUEBECOR PRINTING (CANADA) INC.                                       1989   President
--------------------------------------------------------------------------------------------------

166599 CANADA INC.                        244511-5 /s/ [ILLEGIBLE]    28-12
                                                                      1989   President
--------------------------------------------------------------------------------------------------

IMPRIMERIE RONALDS ATLANTIQUE LIMITEE     58597-1 /s/ [ILLEGIBLE]     28-12
RONALDS PRINTING ATLANTIC LTD.                                        1989   President
--------------------------------------------------------------------------------------------------

148461 CANADA INC.                        201520-0 /s/ [ILLEGIBLE]    28-12
                                                                      1989   President

--------------------------------------------------------------------------------------------------

                                  SCHEDULE "A"

                                        Description of Office

                                        ---------------------

                                        Chairman of the Board
                                        and Chief Executive
                                        Officer

                                        President

                                        President

                                        President

                                        President

                                        President

                                  SCHEDULE 3.1

                       to the Articles of Amalgamation of

                           IMPRIMERIES QUEBECOR INC.
                             QUEBECOR PRINTING INC.

            The Corporation shall be authorized to issue an unlimited number of common shares and an unlimited number of preferred shares and the rights, privileges, restrictions and conditions attaching to each class of shares shall be as follows:

1. DIVIDENDS

      1.1 The holders of record of preferred shares shall be entitled to receive, in each fiscal year of the Corporation, if and when declared by the directors of the Corporation, fixed, non-cumulative, preferential dividends at a rate of 8.25% per annum of the redemption price as hereinafter stated, and no more, and no dividend shall at any time be declared and paid or set apart for payment in any fiscal year of the Corporation on or in respect of any other class of shares unless dividends at the above-mentioned rate on all of the preferred shares then outstanding have been declared and paid or set apart for payment during such fiscal year.

            The directors of the Corporation shall not declare any dividends on the preferred shares in any fiscal year for any prior fiscal year.

            For greater certainty, it is hereby declared that (i) wherever used in this paragraph, the expression "dividends at a rate of 8.25% per annum" shall mean, in respect of any share, dividends computed at that rate for at least the number of days during which such share was outstanding during the fiscal year or other period of time for which the computation is being made and (ii) nothing herein contained or implied shall require prorating of dividends in respect of any shares not outstanding for the whole of any fiscal year or other period for which such dividends are being declared. The directors of the Corporation may, however, in their discretion, prorate dividends in respect of any shares not outstanding for the whole of any fiscal year or other period for which such dividends are being declared, if such right of prorating has been reserved by the Corporation at the time of the issue of such shares.

      1.2 Subject to prior payment of the above-mentioned dividends to the holders of preferred shares, the holders of record of common shares shall be entitled to receive, in each fiscal year of the Corporation, all dividends declared on such shares by the directors of the Corporation.

            All dividends declared on the preferred shares or on any other class of shares shall be payable at such time or times and in such amounts and at such place or places as the directors of the Corporation may from time to time determine.

2. REDEMPTION

            Subject to the laws governing the Corporation, the Corporation shall have the right, at its option, to redeem at any time, all, or, from time to time, any of the preferred shares then outstanding, upon giving notice as hereinafter provided, on payment of the redemption price for each preferred share, consisting of the total amount of the contribution received in consideration of issuance of each of the preferred shares, plus an amount equal to any dividends then declared thereon and remaining unpaid. In the case of partial redemption, the preferred shares to be redeemed shall be selected, as nearly as may be, pro rata from among the holders of all the then outstanding preferred shares. The Corporation, at least ten (10) days prior to the date fixed for redemption, shall give notice in writing to each person who, at the date of the giving of such notice, is a registered holder of any of the shares so to be redeemed (unless such person has waived notice) of the Corporation's intention to redeem said shares. Such notice, if given, shall be given by sending it by prepaid registered mail, addressed to or delivered personally to the registered shareholder at the last address of such holder as shown in the records of the Corporation or, in the event of the address of any such shareholder not so appearing, then to the last known address of such holder; such notice shall set out the date on which the redemption is to take place and the place or places fixed for payment of the redemption price and, in the case of partial redemption, the number of shares to be redeemed held by the person to whom the notice is addressed. If notice of redemption is given (except to a holder who has waived such notice) as aforesaid and if an amount sufficient to redeem the shares called for redemption is deposited with the Corporation's banker, or in any other place or places specified in the notice, on or before the date fixed for redemption, the holders of such shares, after the date fixed for redemption, shall have no rights in or against the Corporation and no other rights except to receive payment of such redemption price out of the moneys so deposited, on presentation and surrender of the certificates representing such shares so called for redemption.

3. RETRACTION

            Subject to the laws governing the Corporation, the Corporation shall purchase, at the option of any holder of preferred shares, at any time, all, or, from time to time, any, of the preferred shares then outstanding, upon payment of the redemption price as hereinbefore stated. Payment of the redemption price for the preferred shares to be purchased shall be made by the Corporation to any holder who so requests upon surrender of the share certificates representing such shares required to be purchased.

4. LIQUIDATION

            In the event of the liquidation or dissolution of the Corporation or other distribution of the assets of the Corporation among its shareholders for the purpose of winding up its affairs, no sum shall be paid nor shall any assets be distributed among the holders of any other class of shares until there have been paid to the holders of preferred shares the amounts to which they are then entitled, namely, per share, an amount equal to the redemption price thereof as hereinbefore stated, and the holders of preferred shares shall be entitled to be paid equally and rateably all such moneys out of the assets of the Corporation in preference to and with priority over the holders of any other class of shares, and the remaining assets and funds of the Corporation shall be divided among and paid to the holders of any other class of shares.

5. VOTING

      5.1 The holders of preferred shares shall not have any right to receive notice of or to attend or vote at meetings of shareholders of the Corporation.

      5.2 The holders of common shares shall be entitled to receive notice of and to attend and vote at all meetings of shareholders of the Corporation and shall have on a poll one vote in respect of each outstanding common share held by them.

                     * * * * *     * * * * *     * * * * *

                                  SCHEDULE 7.1

                       to the Articles of Amalgamation of
                           IMPRIMERIES QUEBECOR INC.
                             QUEBECOR PRINTING INC.

            The number of shareholders of the Corporation is limited to fifty, not including persons who are in the employment of the Corporation and persons who, having been formerly in the employment of the Corporation, were, while in that employment, and have continued, after the termination of that employment, to be shareholders of the Corporation, two or more persons holding one or more shares jointly being counted as a single shareholder.

Any distribution of securities of the Corporation to the public or any invitation to the public to subscribe for securities of the Corporation is prohibited.

                            *     *     *     *     *

[LOGO] Consumer and                 Consommation
       Corporate Affairs Canada     et Corporations Canada

Certificate of Amendment                              Certificat de modification

Canada Business                                       Loi regissant les societes
Corporations Act                                   par actions de regime federal

--------------------------------------------------------------------------------

IMPRIMERIES QUEBECOR INC. -                                 256168-9
QUEBECOR PRINTING INC.

Name of Corporation - Denomination de la societe      Number - Numero

I hereby certify that the Articles              Je certifie par les presentes
of the above-mentioned Corporation              que les statuts de la societe
were amended                                    mentionnee ci-haut ont ete
                                                modifies
(a) under Section 13 of the Canada
Business Corporations Act in              |_|   (a) en vertu de l'article 13
accordance with the attached                    de la Loi regissant les
notice;                                         societes par actions de
                                                regime federal conformement a
(b) under Section 27 of the Canada              l'avis ci-joint;
Business Corporations Act as set
out in the attached Articles of           |_|   (b) en vertu de l'article 27
Amendment designating a series of               de la Loi regissant les
shares;                                         societes par actions de
                                                regime federal tel qu'indique
(c) under Section 177 of the Canada             dans les clauses
Business Corporations Act as set                modificatrices ci-jointes
out in the attached Articles of                 designant une serie
Amendment;                                      d'actions;

(d) under Section 191 of the Canada       |X|   (c) en vertu de l'article 177
Business Corporations Act as set                de la Loi regissant les
out in the attached Articles of                 societes par actions de
Reorganization;                                 regime federal tel qu'indique
                                                dans les clauses
(e) under Section 192 of the Canada             modificatrices ci-jointes;
Business Corporations Act as set
out in the attached Articles of           |_|   (d) en vertu de l'article 191
Arrangement.                                    de la Loi regissant les
                                                societes par actions de
                                                regime federal tel qu'indique
                                                dans les clauses de
                                                reorganisation ci-jointes;

                                          |_|   (e) en vertu de l'article 192
                                                de la Loi regissant les
                                                societes par actions de
                                                regime federal tel qu'indique
                                                dans les clauses
                                                d'arrangement ci-jointes.

      Le directeur

      /s/ [ILLEGIBLE]                     December 7, 1990/le 7 decembre 1990

      Director                            Date of Amendment - Date de la
                                                              modification

--------------------------------------------------------------------------------

Canada

[LOGO] Consumer and                 Consommation
       Corporate Affairs Canada     et Corporations Canada

Corporations                        Corporations

Phase II, 4th floor                 Phase II, 4e etage
Place du Portage                    Place du Portage
Ottawa-Hull                         Ottawa-Hull
K1A OC9                             K1A OC9

                                                     Your file - Votre reference

December 7, 1990/le 7 decembre 1990

                                                     Our file - Notre reference
                                                              256168-9

Re - Objet

      IMPRIMERIES QUEBECOR INC. -
      QUEBECOR PRINTING INC.

Enclosed herewith, is the document        Vous trouverez ci-inclus le
issued in the above matter.               document emis dans l'affaire
                                          precitee.

A notice of issuance of CBCA              Un avis de l'emission de documents
documents will be published in the        en vertu de la L.S.A.R.F. sera
Canada Corporations Bulletin. A           publie dans le Bulletin des
notice of issuance of CCA documents       corporations canadiennes. Un avis
will be published in the Canada           de l'emission de documents en vertu
Corporations Bulletin and the             de la L.C.C. sera publie dans le
Canada Gazette.                           Bulletin des corporations
                                          canadiennes et dans la Gazette du
                                          Canada.

IF A NAME OR CHANGE OF NAME IS            S'IL EST QUESTION D'UNE
INVOLVED, THE FOLLOWING CAUTION           DENOMINATION SOCIALE OU D'UN
SHOULD BE OBSERVED:                       CHANGEMENT DE DENOMINATION SOCIALE,
                                          L'AVERTISSEMENT SUIVANT DOIT ETRE
                                          RESPECTE:

      This name is available for                Cette denomination sociale
      use as a corporate name                   est disponible en autant que
      subject to and conditional                les requerants assument toute
      upon the applicants assuming              responsabilite de risque de
      full responsibility for any               confusion avec toutes
      risk of confusion with                    denominations commerciales et
      existing business names and               toutes marques de commerce
      trade marks (including those set          existantes (y compris celles
      out in the relevant NUANS search          qui sont citees dans le(s)
      report(s)). Acceptance of                 rapport(s) de recherches de
      such responsibility will                  NUANS pertinent(s)). Cette
      comprise an obligation to                 acceptation de responsabilite
      change the name to a                      comprend l'obligation de
      dissimilar one in the event               changer la denomination de la
      that representations are made             societe en une denomination
      and established that                      differente advenant le cas ou
      confusion is likely to occur.             des representations sont
      The use of any name granted               faites etablissant qu'il y
      is subject to the laws of the             une de confusion.
      jurisdiction where the                    L'utilisation de tout nom
      company carries on business.              octroye est sujette a toute
                                                loi de la juridiction ou la
                                                societe exploite son
                                                entreprise.

                                   M. Seguin

For the Director, Corporations Branch     pour le directeur, Direction generale
                                          des corporations

Canada

       Canada Business              Loi regissant les societes
       Corporations Act             par actions de regime federal


        FORM 4                             FORMULE 4
ARTICLES OF AMENDMENT               CLAUSES MODIFICATRICES
  (SECTION 27 OR 177)                 (ARTICLE 27 OU 177)

--------------------------------------------------------------------------------
1 - Name of Corporation - Denomination    2 - Corporation No. No de la societe
     de la societe

      Imprimeries Quebecor inc./                      256168-9
      Quebecor Printing Inc.

--------------------------------------------------------------------------------
3 - The articles of the above-named       Les statuts de la societe ci-haut
    corporation are amended as follows:   mentionnee sont modifies de la facon
                                          suivante:

      voir Annexe A

--------------------------------------------------------------------------------
Date                    Signature                   Description of Office -
                                                    Description du poste

28 novembre 1990        /s/ Guy J. Paquette         secretaire

                        Guy J. Paquette
--------------------------------------------------------------------------------
                                                    FOR DEPARTMENTAL USE ONLY -
                                                    A L'USAGE DU MINISTERE
                                                    SEULEMENT
                                                    Filed - Deposee

                                                      DEC - 7 1990
                                                    ----------------------------

                                    ANNEX A

                        To the Articles of Amendment of

                             QUEBECOR PRINTING INC.

The capital stock of the corporation is modified as follows:

      (a) By the subdivision of the 7,750,001 common shares issued and outstanding in 38,750,005 common shares;

      (b) By the redesignation of the preferred shares, without par value, none of which have been issued, in an unlimited number of preferred shares, without par value, issuable in series;

in order that the authorized capital stock of the corporation is now constituted of:

      -     An unlimited number of common shares, without par value; and

      - An unlimited number of preferred shares, without par value, issuable in series.

1.    Common share rights

      The holders of the common shares shall be entitled:

      (a) to vote at all meetings of shareholders of the Corporation except meetings at which only holders of a specified class of shares are entitled to vote;

      (b) to receive, subject to the rights of the holders of another class of shares, any dividend declared by the Corporation; and

      (c) to receive, subject to the rights of the holders of another class of shares, the remaining property of the Corporation on the liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary.

2.    Preferred shares issuable in series

      (a) One or more series - The preferred shares may at any time and from time to time be issued in one or more series.

      (b) Terms of each series - Subject to the Act, the directors may fix, before issue, the number of preferred shares of each series, the designation, rights, privileges, restrictions and conditions attaching to the preferred shares of each series, including without limitation, any voting rights, any right to receive dividends (which may be cumulative or non-cumulative and variable or fixed) or the means of determining such dividends, the dates of payment, any terms and conditions of redemption or purchase, any conversion rights, and any rights on the liquidation, dissolution or winding-up of the Corporation, and sinking fund or other provisions, the whole to be subject to the issue of a certificate of amendment setting forth the designation, rights, privileges, restrictions and conditions attaching to the preferred shares of the series.

      (c) Ranking of preferred shares - The preferred shares of each series shall, with respect to the payment of dividends and the distribution of assets in the event of the liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, rank on a par with the preferred shares of every other series and be entitled to preference over the common shares. If any amount of cumulative dividends (whether or not declared) or declared non-cumulative dividends or any amount payable on any such distribution of assets constituting a return of capital in respect of the preferred shares of any series is not paid in full, the preferred shares of that series shall participate rateably with the preferred shares of every other series in respect of all such dividends and amounts.

[LOGO] Consumer and                 Consommation
       Corporate Affairs Canada     et Corporations Canada

Certificate of Amendment                              Certificat de modification

Canada Business                                       Loi regissant les societes
Corporations Act                                   par actions de regime federal

--------------------------------------------------------------------------------

IMPRIMERIES QUEBECOR INC. -                                 256168-9
QUEBECOR PRINTING INC.

Name of Corporation - Denomination de la societe      Number - Numero

I hereby certify that the Articles              Je certifie par les presentes
of the above-mentioned Corporation              que les statuts de la societe
were amended                                    mentionnee ci-haut ont ete
                                                modifies
(a) under Section 13 of the Canada
Business Corporations Act in              |_|   (a) en vertu de l'article 13
accordance with the attached                    de la Loi regissant les
notice;                                         societes par actions de
                                                regime federal conformement a
(b) under Section 27 of the Canada              l'avis ci-joint;
Business Corporations Act as set
out in the attached Articles of           |_|   (b) en vertu de l'article 27
Amendment designating a series of               de la Loi regissant les
shares;                                         societes par actions de
                                                regime federal tel qu'indique
(c) under Section 177 of the Canada             dans les clauses
Business Corporations Act as set                modificatrices ci-jointes
out in the attached Articles of                 designant une serie
Amendment;                                      d'actions;

(d) under Section 191 of the Canada       |X|   (c) en vertu de l'article 177
Business Corporations Act as set                de la Loi regissant les
out in the attached Articles of                 societes par actions de
Reorganization;                                 regime federal tel qu'indique
                                                dans les clauses
(e) under Section 192 of the Canada             modificatrices ci-jointes;
Business Corporations Act as set
out in the attached Articles of           |_|   (d) en vertu de l'article 191
Arrangement.                                    de la Loi regissant les
                                                societes par actions de
                                                regime federal tel qu'indique
                                                dans les clauses de
                                                reorganisation ci-jointes;

                                          |_|   (e) en vertu de l'article 192
                                                de la Loi regissant les
                                                societes par actions de
                                                regime federal tel qu'indique
                                                dans les clauses
                                                d'arrangement ci-jointes.

      Le directeur

      /s/ [ILLEGIBLE]                     December 14, 1990/le 14 decembre 1990

      Director                            Date of Amendment - Date de la
                                                              modification

--------------------------------------------------------------------------------

Canada

[LOGO] Consumer and                 Consommation
       Corporate Affairs Canada     et Corporations Canada

Corporations                        Corporations

Phase II, 4th floor                 Phase II, 4e etage
Place du Portage                    Place du Portage
Ottawa-Hull                         Ottawa-Hull
K1A OC9                             K1A OC9

                                                     Your file - Votre reference

December 17, 1990/le 17 decembre 1990

                                                     Our file - Notre reference
                                                              256168-9

Re - Objet

      IMPRIMERIES QUEBECOR INC. -
      QUEBECOR PRINTING INC.

Enclosed herewith, is the document        Vous trouverez ci-inclus le
issued in the above matter.               document emis dans l'affaire
                                          precitee.

A notice of issuance of CBCA              Un avis de l'emission de documents
documents will be published in the        en vertu de la L.S.A.R.F. sera
Canada Corporations Bulletin. A           publie dans le Bulletin des
notice of issuance of CCA documents       corporations canadiennes. Un avis
will be published in the Canada           de l'emission de documents en vertu
Corporations Bulletin and the             de la L.C.C. sera publie dans le
Canada Gazette.                           Bulletin des corporations
                                          canadiennes et dans la Gazette du
                                          Canada.

IF A NAME OR CHANGE OF NAME IS            S'IL EST QUESTION D'UNE
INVOLVED, THE FOLLOWING CAUTION           DENOMINATION SOCIALE OU D'UN
SHOULD BE OBSERVED:                       CHANGEMENT DE DENOMINATION SOCIALE,
                                          L'AVERTISSEMENT SUIVANT DOIT ETRE
                                          RESPECTE:

      This name is available for                Cette denomination sociale
      use as a corporate name                   est disponible en autant que
      subject to and conditional                les requerants assument toute
      upon the applicants assuming              responsabilite de risque de
      full responsibility for any               confusion avec toutes
      risk of confusion with                    denominations commerciales et
      existing business names and               toutes marques de commerce
      trade marks (including those              existantes (y compris celles
      set out in the relevant NUANS             qui sont citees dans le(s)
      search report(s)). Acceptance of          rapport(s) de recherches de
      such responsibility will                  NUANS pertinent(s)). Cette
      comprise an obligation to                 acceptation de responsabilite
      change the name to a                      comprend l'obligation de
      dissimilar one in the event               changer la denomination de la
      that representations are made             societe en une denomination
      and established that                      differente advenant le cas ou
      confusion is likely to occur.             des representations sont
      The use of any name granted               faites etablissant qu'il y
      is subject to the laws of the             une de confusion.
      jurisdiction where the                    L'utilisation de tout nom
      company carries on business.              octroye est sujette a toute
                                                loi de la juridiction ou la
                                                societe exploite son
                                                entreprise.

                                /s/ Guy [ILLEGIBLE]

For the Director, Corporations Branch     pour le directeur, Direction des
                                          corporations

Canada

       Canada Business              Loi regissant les societes
       Corporations Act             par actions de regime federal


        FORM 4                             FORMULE 4
ARTICLES OF AMENDMENT               CLAUSES MODIFICATRICES
  (SECTION 27 OR 177)                 (ARTICLE 27 OU 177)

--------------------------------------------------------------------------------
1 - Name of Corporation -                 2 - Corporation No. No de la societe
    Denomination de la societe

      QUEBECOR PRINTING INC.                          256168-9
      IMPRIMERIES QUEBECOR INC.

--------------------------------------------------------------------------------
3 - The articles of the above-named       Les statuts de la societe ci-haut
    corporation are amended as follows:   mentionnee sont modifies de la facon
                                          suivante:

      Following the obtention of Articles of Amendment dated December 7, 1990, the First Serie of the Preferred Shares of the Corporation are described as follows:

            See Annex 1

--------------------------------------------------------------------------------
Date                    Signature                   Description of Office -
                                                    Description du poste

     December 14, 1990        /s/ Guy J. Paquette   Secretary

                              Guy J. Paquette
--------------------------------------------------------------------------------
                                                    FOR DEPARTMENTAL USE ONLY --
                                                    A L'USAGE DU MINISTERE
                                                    SEULEMENT
                                                    Filed - Deposee

                                                      DEC - 17 1990
                                                    ----------------------------

                                    ANNEX 1

                        To the Articles of Amendment of

                             QUEBECOR PRINTING NC.

Series 1 Preferred Shares - The first series of preferred shares shall consist of 11,912 shares and shall be designated as Series 1 Preferred Shares (the "Series 1 Preferred Shares"). The rights, privileges, restrictions and conditions attaching to the Series 1 Preferred Shares are as follows:

(i)   Definitions

In these share conditions, the following words and phrases shall have the following meanings:

(a) "redemption amount" of each Series 1 Preferred Share means the sum of $1,000.;

(b) "redemption price" of each Series 1 Preferred Share means the redemption amount plus an amount equal to all dividends which have at the relevant time been declared or accrued on the share but which have not then been paid (if any); and

(c)   "Act" means the Canada Business Corporations Act.

(ii)  Voting rights

Subject to the Act, the holders of the Series 1 Preferred Shares shall not, as such, be entitled to receive notice of or to attend any meeting of the shareholders of the Corporation or to vote at any such meeting.

(iii) Dividends

Subject to the Act, the holders of the Series 1 Preferred Shares shall in each financial year of the Corporation, but always in preference and priority to any payment of dividends on any other class of shares, be entitled to cumulative dividends at the rate of 5.5% per annum of the redemption amount, which dividend entitlement shall accrue daily and which dividends shall be payable in one or more instalments, the last of which shall be made not later than the last day of such financial year and no dividends shall be paid or set apart for payment on any other class of shares unless all cumulative dividends on the Series 1 Preferred Shares have been declared and paid or set aside for payment. The holders of the Series 1 Preferred Shares shall not be entitled to any dividends other than as provided for in this section. Dividends shall accrue on the Series 1 Preferred Shares from the date of issue.

(iv)  Redemption at option of Corporation

Subject to the Act, the Corporation may redeem the whole or any part of the issued Series 1 Preferred Shares on payment for each share to be redeemed of the redemption price. Unless all the holders of the Series 1 Preferred Shares to be redeemed have waived notice of redemption, the Corporation shall give not less than 30 days' notice in writing of the redemption, specifying the date and place of redemption. If the notice is given or waived, and the redemption price is paid to the holders, on or before the date fixed for redemption, dividends on the shares to be redeemed shall cease after the date fixed for redemption and their holders shall from then on have no rights against the Corporation in respect of those shares except to receive payment of the redemption price.

(v)   Distribution rights

In the event of the liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, the holders of the Series 1 Preferred Shares shall be entitled to receive, before any distribution of any part of the assets of the Corporation among the holders of any other class of shares, an amount equal to the redemption price of their shares and no more.

(vi)  Mandatory Redemption

Any holder may, at any time prior to December 21, 1990, deliver a notice in writing to the Corporation requiring the Corporation to redeem, on January 1, 1991, for the redemption price therefor, 1,192 Series I Preferred Shares (such lesser number of Series I Preferred Shares being the "First Redemption Shares"). Upon delivery of such notice, and subject only to the Act, the Corporation shall redeem the First Redemption Shares on January 1, 1991. If such notice is delivered by any holder to the Corporation, the Corporation shall not be required, in connection with the redemption of the First Redemption Shares held by such holder, to deliver any notice of redemption of the First Redemption Shares to such holder. If any holder does not deliver the foregoing notice to the Corporation at or prior to December 31, 1990, the right of such holder to require the Corporation to redeem First Redemption Shares shall expire and be of no further force and effect.

Any holder may, at any time prior to November 17, 1991, deliver a notice in writing to the Corporation requiring the Corporation to redeem, on December 17, 1991, for the redemption price therefor, that number of Series I Preferred Shares (the "Second Redemption Shares") equal to the result obtained when 5,360 is subtracted from the total number of Series I

Preferred Shares held by such holder on such date prior to any such redemption, less the number of any First Redemption Shares held by such holder which such holder did not require the Corporation to redeem as provide above. Upon delivery of such notice, and subject only to the Act, the Corporation shall redeem the Second Redemption Shares on December 17, 1991. If such notice is delivered by any holder to the Corporation, the Corporation shall not be required, in connection with the redemption of the Second Redemption Shares held by such holder, to deliver any notice of redemption to such holder. If any holder does not deliver the foregoing notice to the Corporation on or prior to November 17, 1991, the right of such holder to require the Corporation to redeem Second Redemption Shares shall expire and be of no further force and effect.

Any holder may, at any time prior to November 17, 1992, deliver a notice in writing to the Corporation requiring the Corporation to redeem, on December 17, 1992, for the redemption price therefor, that number of Series I Preferred Shares (the "Third Redemption Shares") held by such holder on such date prior to any such redemption, less the number of any First Redemption Shares held by such holder and Second Redemption Shares held by such holder which such holder did not require the Purchaser to redeem as provided above. Upon delivery of such notice and subject only to the Act, the Corporation shall redeem the Third Redemption Shares on December 17, 1992. If such notice is delivered by any holder to the Corporation, the Corporation shall not be required, in connection with the redemption of the Third Redemption Shares held by such holder, to deliver any notice of redemption to such holder. If any holder does not deliver the foregoing notice on or prior to November 17, 1992, the right of such holder to require the Corporation to redeem Third Redemption Shares shall expire and be of no further force and effect.

(vii) Restrictions on Transfer

No Series I Preferred Shares shall be transferred without the consent of the Board of Directors of the Corporation by resolution or in writing.

[LOGO] Consumer and                 Consommation
       Corporate Affairs Canada     et Corporations Canada

Certificate of Amendment                              Certificat de modification

Canada Business                                       Loi regissant les societes
Corporations Act                                   par actions de regime federal

--------------------------------------------------------------------------------

IMPRIMERIES QUEBECOR INC. -                                 256168-9
QUEBECOR PRINTING INC.

Name of Corporation - Denomination de la societe      Number - Numero

I hereby certify that the Articles              Je certifie par les presentes
of the above-mentioned Corporation              que les statuts de la societe
were amended                                    mentionnee ci-haut ont ete
                                                modifies
(a) under Section 13 of the Canada
Business Corporations Act in              |_|   (a) en vertu de l'article 13
accordance with the attached                    de la Loi regissant les
notice;                                         societes par actions de
                                                regime federal conformement a
(b) under Section 27 of the Canada              l'avis ci-joint;
Business Corporations Act as set
out in the attached Articles of           |_|   (b) en vertu de l'article 27
Amendment designating a series of               de la Loi regissant les
shares;                                         societes par actions de
                                                regime federal tel qu'indique
(c) under Section 177 of the Canada             dans les clauses
Business Corporations Act as set                modificatrices ci-jointes
out in the attached Articles of                 designant une serie
Amendment;                                      d'actions;

(d) under Section 191 of the Canada       |X|   (c) en vertu de l'article 177
Business Corporations Act as set                de la Loi regissant les
out in the attached Articles of                 societes par actions de
Reorganization;                                 regime federal tel qu'indique
                                                dans les clauses
(e) under Section 192 of the Canada             modificatrices ci-jointes;
Business Corporations Act as set
out in the attached Articles of           |_|   (d) en vertu de l'article 191
Arrangement.                                    de la Loi regissant les
                                                societes par actions de
                                                regime federal tel qu'indique
                                                dans les clauses de
                                                reorganisation ci-jointes;

                                          |_|   (e) en vertu de l'article 192
                                                de la Loi regissant les
                                                societes par actions de
                                                regime federal tel qu'indique
                                                dans les clauses
                                                d'arrangement ci-jointes.

      Le directeur

      /s/ Elise M. Collins                February 24, 1992/le 24 fevrier 1990

      Director                            Date of Amendment - Date de la
                                                              modification

--------------------------------------------------------------------------------

Canada

[LOGO] Consumer and                 Consommation
       Corporate Affairs Canada     et Corporations Canada

Corporations                        Corporations

Phase II, 4th floor                 Phase II, 4e etage
Place du Portage                    Place du Portage
Ottawa-Hull                         Ottawa-Hull
K1A OC9                             K1A OC9

                                                     Your file - Votre reference

February 25, 1992/le 25 fevrier 1992

                                                     Our file - Notre reference
                                                              256168-9

Re - Objet

      IMPRIMERIES QUEBECOR INC. -
      QUEBECOR PRINTING INC.

Enclosed herewith, is the document        Vous trouverez ci-inclus le
issued in the above matter.               document emis dans l'affaire
                                          precitee.

A notice of issuance of CBCA              Un avis de l'emission de documents
documents will be published in the        en vertu de la L.S.A.R.F. sera
Canada Corporations Bulletin. A           publie dans le Bulletin des
notice of issuance of CCA documents       corporations canadiennes. Un avis
will be published in the Canada           de l'emission de documents en vertu
Corporations Bulletin and the             de la L.C.C. sera publie dans le
Canada Gazette.                           Bulletin des corporations
                                          canadiennes et dans la Gazette du
                                          Canada.

IF A NAME OR CHANGE OF NAME IS            S'IL EST QUESTION D'UNE
INVOLVED, THE FOLLOWING CAUTION           DENOMINATION SOCIALE OU D'UN
SHOULD BE OBSERVED:                       CHANGEMENT DE DENOMINATION SOCIALE,
                                          L'AVERTISSEMENT SUIVANT DOIT ETRE
                                          RESPECTE:

      This name is available for                Cette denomination sociale
      use as a corporate name                   est disponible en autant que
      subject to and conditional                les requerants assument toute
      upon the applicants assuming              responsabilite de risque de
      full responsibility for any               confusion avec toutes
      risk of confusion with                    denominations commerciales et
      existing business names and               toutes marques de commerce
      trade marks (including those set          existantes (y compris celles
      set out in the relevant NUANS             qui sont citees dans le(s)
      search report(s)). Acceptance of          rapport(s) de recherches de
      such responsibility will                  NUANS pertinent(s)). Cette
      comprise an obligation to                 acceptation de responsabilite
      change the name to a                      comprend l'obligation de
      dissimilar one in the event               changer la denomination de la
      that representations are made             societe en une denomination
      and established that                      differente advenant le cas ou
      confusion is likely to occur.             des representations sont
      The use of any name granted               faites etablissant qu'il y
      is subject to the laws of the             une de confusion.
      jurisdiction where the                    L'utilisation de tout nom
      company carries on business.              octroye est sujette a toute
                                                loi de la juridiction ou la
                                                societe exploite son
                                                entreprise.

                                   M. Seguin

For the Director, Corporations Directorate    pour le directeur, Direction des
                                              corporations

Canada

       Canada Business              Loi regissant les societes
       Corporations Act             par actions de regime federal


        FORM 4                             FORMULE 4
ARTICLES OF AMENDMENT               CLAUSES MODIFICATRICES
  (SECTION 27 OR 177)                 (ARTICLE 27 OU 177)

--------------------------------------------------------------------------------
1 - Name of Corporation - Denomination    2 - Corporation No. No de la societe
    de la societe


IMPRIMERIES QUEBECOR INC. - QUEBECOR PRINTING INC.          256168-9

--------------------------------------------------------------------------------
3 - The articles of the above-named       Les statuts de la societe ci-haut
    corporation are amended as follows:   mentionnee sont modifies de la facon
                                          suivante:

            1. Toutes les restrictions sur le transfert d'actions prevues a la Section 4 des statuts de fusion de la societe sont abrogees;

            2. Le conseil d'administration de la societe est dorenavant compose d'un minimum de trois (3) et du maximum de quinze (15) administrateurs.

            3.    L'annexe 7.1 des statuts de fusion de la societe est abroge.

                              --------------------

            1. All restrictions on any share transfers provided in Section 4 of the Articles of Amalgamation of the Corporation are abrogated.

            2. The Corporation shall have a minimum of three (3) and a maximum of fifteen (15) directors.

            3. Schedule 7.1 of the Articles of Amalgamation of the Corporation is abrogated.

--------------------------------------------------------------------------------
Date                    Signature                   Description of Office -
                                                    Description du poste

24 fevrier 1992         /s/ [ILLEGIBLE]             Secretaire

--------------------------------------------------------------------------------
                                                    FOR DEPARTMENTAL USE ONLY -
                                                    A L'USAGE DU MINISTERE
                                                    SEULEMENT
                                                    Filed - Deposee

                                                      FEB 25 1992
                                                      FEV
                                                    ----------------------------

[LOGO] Consumer and                 Consommation
       Corporate Affairs Canada     et Corporations Canada

Certificate of Amendment                              Certificat de modification

Canada Business                                       Loi regissant les societes
Corporations Act                                   par actions de regime federal

--------------------------------------------------------------------------------

IMPRIMERIES QUEBECOR INC. -                                 256168-9
QUEBECOR PRINTING INC.

Name of Corporation - Denomination de la societe      Number - Numero

I hereby certify that the Articles              Je certifie par les presentes
of the above-mentioned Corporation              que les statuts de la societe
were amended                                    mentionnee ci-haut ont ete
                                                modifies
(a) under Section 13 of the Canada
Business Corporations Act in              |_|   (a) en vertu de l'article 13
accordance with the attached                    de la Loi regissant les
notice;                                         societes par actions de
                                                regime federal conformement a
(b) under Section 27 of the Canada              l'avis ci-joint;
Business Corporations Act as set
out in the attached Articles of           |_|   (b) en vertu de l'article 27
Amendment designating a series of               de la Loi regissant les
shares;                                         societes par actions de
                                                regime federal tel qu'indique
(c) under Section 177 of the Canada             dans les clauses
Business Corporations Act as set                modificatrices ci-jointes
out in the attached Articles of                 designant une serie
Amendment;                                      d'actions;

(d) under Section 191 of the Canada       |X|   (c) en vertu de l'article 177
Business Corporations Act as set                de la Loi regissant les
out in the attached Articles of                 societes par actions de
Reorganization;                                 regime federal tel qu'indique
                                                dans les clauses
(e) under Section 192 of the Canada             modificatrices ci-jointes;
Business Corporations Act as set
out in the attached Articles of           |_|   (d) en vertu de l'article 191
Arrangement.                                    de la Loi regissant les
                                                societes par actions de
                                                regime federal tel qu'indique
                                                dans les clauses de
                                                reorganisation ci-jointes;

                                          |_|   (e) en vertu de l'article 192
                                                de la Loi regissant les
                                                societes par actions de
                                                regime federal tel qu'indique
                                                dans les clauses
                                                d'arrangement ci-jointes.

      Le directeur

      /s/ Elasse M. Collins              April 10, 1992/le 10 avril 1992

      Director                            Date of Amendment - Date de la
                                                              modification

--------------------------------------------------------------------------------

Canada

[LOGO] Consumer and                 Consommation
       Corporate Affairs Canada     et Corporations Canada

Corporations                        Corporations

Phase II, 4th floor                 Phase II, 4e etage
Place du Portage                    Place du Portage
Ottawa-Hull                         Ottawa-Hull
K1A OC9                             K1A OC9

                                                     Your file - Votre reference

April 13, 1992/le 13 avril 1992

                                                     Our file - Notre reference
                                                              256168-9

Re - Objet

      IMPRIMERIES QUEBECOR INC. -
      QUEBECOR PRINTING INC.

Enclosed herewith, is the document        Vous trouverez ci-inclus le
issued in the above matter.               document emis dans l'affaire
                                          precitee.

A notice of issuance of CBCA              Un avis de l'emission de documents
documents will be published in the        en vertu de la L.S.A.R.F. sera
Canada Corporations Bulletin. A           publie dans le Bulletin des
notice of issuance of CCA documents       corporations canadiennes. Un avis
will be published in the Canada           de l'emission de documents en vertu
Corporations Bulletin and the             de la L.C.C. sera publie dans le
Canada Gazette.                           Bulletin des corporations
                                          canadiennes et dans la Gazette du
                                          Canada.

IF A NAME OR CHANGE OF NAME IS            S'IL EST QUESTION D'UNE
INVOLVED, THE FOLLOWING CAUTION           DENOMINATION SOCIALE OU D'UN
SHOULD BE OBSERVED:                       CHANGEMENT DE DENOMINATION SOCIALE,
                                          L'AVERTISSEMENT SUIVANT DOIT ETRE
                                          RESPECTE:

      This name is available for                Cette denomination sociale
      use as a corporate name                   est disponible en autant que
      subject to and conditional                les requerants assument toute
      upon the applicants assuming              responsabilite de risque de
      full responsibility for any               confusion avec toutes
      risk of confusion with                    denominations commerciales et
      existing business names and               toutes marques de commerce
      bade marks (including those               existantes (y compris celles
      set out in the relevant NUANS             qui sont citees dans le(s)
      search report(s)). Acceptance of          rapport(s) de recherches de
      such responsibility will                  NUANS pertinent(s)). Cette
      comprise an obligation to                 acceptation de responsabilite
      change the name to a                      comprend l'obligation de
      dissimilar one in the event               changer la denomination de la
      that representations are made             societe en une denomination
      and established that                      differente advenant le cas ou
      confusion is likely to occur.             des representations sont
      The use of any name granted               faites etablissant qu'il y
      is subject to the laws of the             une de confusion.
      jurisdiction where the                    L'utilisation de tout nom
      company carries on business.              octroye est sujette a toute
                                                loi de la juridiction ou la
                                                societe exploite son
                                                entreprise.

                                /s/ Guy [ILLEGIBLE]

For the Director, Corporations Branch     pour le directeur, Direction generale
                                          des corporations

Canada

       Canada Business              Loi regissant les societes
       Corporations Act             par actions de regime federal


        FORM 4                             FORMULE 4
ARTICLES OF AMENDMENT               CLAUSES MODIFICATIONS
  (SECTION 27 OR 177)                 (ARTICLE 27 OU 177)

--------------------------------------------------------------------------------
1 - Name of Corporation - Denomination    2 - Corporation No. No de la societe
                          de la societe

IMPRIMERIES QUEBECOR INC./ QUEBECOR PRINTING INC.     256168-9

--------------------------------------------------------------------------------
3 - The articles of the above-named       Les statuts de a societe ci-haut
    corporation are amended as follows:   mentionnee sont modifies de la facon
                                          suivante:


1. From the date of these Articles        1. A compter de la date des
of Amendment the authorized share         presentes clauses modificatrices,
capital of the Corporation shall be       le capital social autorise de la
as described in the Schedule of           societe est tel que decrit a
this Form, inserted herewith as an        l'annexe jointe a la presente
integral part thereof.                    formule pour en faire partie
                                          integrante.

2. The 39 965 005 outstanding             2. Les 39 965 005 actions
common shares of the Corporation          ordinaires en circulation de la
immediately before the date of            societe immediatement avant la date
these Articles of Amendment are           de ces clauses modificatrices sont
reclassified and changed, as of the       redesignees et modifiees, a compter
date of these Articles of                 de la date des presentes clauses
Amendment, into 39 965 005 Multiple       modificatrices, en 39 965 005
Voting Shares of the Corporation;         actions a droit de vote multiple de
the stated capital of such common         la societe; le capital declare de
shares is being added to the stated       telles actions ordinaires est porte
capital account of such Multiple          au compte du capital declare de
Voting Shares. The authorized but         telles actions a droit de vote
unissued common shares of the             multiple. Les actions ordinaires
Corporation are cancelled.                autorisees et non emises de la
                                          societe sont annulees.

3. The _____ Series 1 Preferred           3. Les actions privilegiees serie 1
Shares of the Corporation                 ____ de la societe ______ sont
immediately before the date of the        redesignees, a compter de la date
Articles of Amendment are                 des presentes clauses
reclassified, as of the date of           modificatrices, en actions
these Articles of Amendment, Series       privilegiees de premier rang, serie 1.
1 First Preferred Shares of the
Corporation.

--------------------------------------------------------------------------------
Date                    Signature                   Description of Office -
                                                    Description du poste

10 Avril 92            /s/ [ILLEGIBLE]              President

--------------------------------------------------------------------------------
                                                    FOR DEPARTMENTAL USE ONLY -
                                                    A L'USAGE DU MINISTERE
                                                    SEULEMENT
                                                    Filed - Deposee

                                                      APR - 13 1992
                                                      AVR
                                                    ----------------------------

                                    SCHEDULE

                         TO THE ARTICLES OF AMENDMENT OF

                             QUEBECOR PRINTING INC.

The Corporation is authorized to issue an unlimited number of preferred shares (hereinafter called the "First Preferred Shares"), an unlimited number of Subordinate Voting Shares (hereinafter called the "Subordinate Voting Shares") and an unlimited number of Multiple Voting Shares (hereinafter called the "Multiple Voting Shares").

1. The Subordinate Voting Shares and the Multiple Voting Shares carry the following rights, privileges, conditions and restrictions:

      1.1   Dividends

            Each Subordinate Voting Share and each Multiple Voting Share shall, subject always to the rights of the holders of any First Preferred Shares, be entitled to receive such dividends as the Board of Directors of the Corporation shall determine but in an identical amount, at the same time and in the same form (whether in cash, in specie or otherwise) as if such shares were of one class only.

      1.2   Subdivision or Consolidation

            No subdivision or consolidation of the Subordinate Voting Shares or the Multiple Voting Shares shall be carried out unless, at the same time, the Multiple Voting Shares or the Subordinate Voting Shares, as the case may be, are subdivided or consolidated in the same manner and, in such event, the rights, privileges, conditions and restrictions then attached to the Subordinate Voting Shares and the Multiple Voting Shares shall also apply to the Subordinate Voting Shares and the Multiple Voting Shares as subdivided or consolidated.

      1.3   Liquidation

            In the event of the liquidation or dissolution of the Corporation or any other distribution of its assets among its shareholders for the purpose of winding-up its affairs, whether voluntary or involuntary, the holders of Subordinate Voting Shares and the holders of Multiple Voting Shares shall be entitled, subject always to the rights of the holders of any First Preferred Shares, to participate equally, share for share, in the remaining property and assets of the Corporation available for distribution to its shareholders, without preference or distinction.

      1.4   Voting

            The holders of Subordinate Voting Shares and the holders of Multiple Voting Shares shall be entitled to receive notice of any meeting of shareholders of the Corporation and to attend and vote thereat as a single class on all matters to be voted on by the shareholders of the Corporation, except a meeting where only the holders of shares of one class or of a particular series are entitled to vote separately pursuant to the Canada Business Corporations Act or to the Articles of the Corporation; the Subordinate Voting Shares shall carry one (1) vote per share and the Multiple Voting Shares shall carry ten (10) votes per share.

      1.5   Conversion Privilege

            Each outstanding Multiple Voting Share may at any time, at the option of the holder, be converted into one Subordinate Voting Share, on the following basis:

      1.5.1 The conversion privilege for which provision is made in this section
            1.5 shall be exercised by notice in writing given to the transfer agent of the Corporation, accompanied by a certificate or certificates representing the Multiple Voting Shares in respect of which the holder desires to exercise such conversion privilege. Such notice shall be signed by the holder of the Multiple Voting Shares in respect of which such privilege is being exercised, or by the duly authorized representative thereof, and shall specify the number of Multiple Voting Shares which such holder desires to have converted. The holder shall also pay any governmental or other tax imposed in respect of such conversion. The conversion of the Multiple Voting Shares into Subordinate Voting Shares shall take effect upon receipt by the transfer agent of the Corporation of the conversion notice accompanied by the certificate or certificates representing the Multiple Voting Shares in respect of which the holder desires to exercise such conversion privilege; and

      1.5.2 Upon receipt of such notice and certificate or certificates, the Corporation shall, effective as of the date of such receipt, issue or cause to be issued a certificate or certificates representing outstanding Subordinate Voting Shares upon the basis above prescribed to the holder of such Multiple Voting Shares. If less than all of the Multiple Voting Shares represented by any certificate are to be converted, the holder shall be entitled to receive a new certificate representing the Multiple Voting Shares represented by the original certificate which are not to be converted.

1.6   Issue of Multiple Voting Shares

      In the event, subsequent to the initial public offering of the Corporation's Subordinate Voting Shares, of any distribution or issuance (a "Distribution") of voting shares of the Corporation (other than Multiple Voting Shares, Subordinate Voting Shares issued upon the conversion of Multiple Voting Shares and voting shares issued pursuant to the exercise of a privilege attached to any security of the Corporation issued prior to the Distribution) (the "Voting Shares") or of securities convertible or exchangeable into Voting Shares or giving the right to acquire Voting Shares (other than options or plans to purchase Voting Shares or any other securities of the Corporation in favour of the management or employees of the Corporation) (the "Securities"), the Corporation shall issue to the holder(s) of Multiple Voting Shares rights to subscribe for that number of Multiple Voting Shares, or, as the case may be, for securities convertible or exchangeable or giving the right to acquire, on the same terms and conditions (except for the underlying securities which shall be Multiple Voting Shares) as those stipulated in the Securities, that number of Multiple Voting Shares, respectively, which carry, in the aggregate, a number of voting rights equal to the number of voting rights attached to the Voting Shares to be issued or distributed or, in the case of a Distribution of Securities, to the number of voting rights attached to the Voting Shares underlying the Securities to be issued or distributed (the "Rights to subscribe").

      The Rights to subscribe shall be issued to the holder(s) of Multiple Voting Shares in a proportion equal to their respective holdings of Multiple Voting Shares and shall be issued concurrently with the resolution of the Board of Directors of the Corporation authorizing the Distribution of such Voting Shares or Securities. The securities underlying such Rights to subscribe shall be issued and must be paid for concurrently with the Distribution and payment to the Corporation of such Voting Shares or Securities, at the lowest price permitted by the applicable securities and stock exchange regulations and subject (as to such price) to the prior consent of the exchanges but at a price not lower than (i) if such securities are Multiple Voting Shares, the price at which Subordinate Voting Shares are then being issued or distributed and (ii) if such securities are not Multiple Voting Shares, the price at which Securities are then being issued or distributed.

      Further, in the event that the Voting Shares to be issued or distributed are not Subordinate Voting Shares, the Multiple Voting Shares shall be issued at the lowest price permitted by the applicable securities and stock exchange regulations and subject (as to such price) to the prior consent of the exchanges but at a price not lower than the higher of (A) the weighted average price of the transactions on the Subordinate Voting Shares on the Montreal Exchange and the Toronto Stock Exchange for the 20 trading days preceding the Distribution of such Voting Shares or of (B) the weighted average price of transactions on the Subordinate Voting Shares on the Montreal Exchange and the Toronto Stock Exchange, the day before the Distribution of such Voting Shares.

      The Rights to subscribe are transferable among holders of Multiple Voting Shares only, in any proportion deemed appropriate by such holders.

      The privileges attached to the securities convertible or exchangeable or giving the right to acquire Multiple Voting Shares (the "Subscribed Securities") issued pursuant to the Rights to subscribe shall only be exercised if and whenever the same privileges attached pursuant to the Securities issued or distributed concurrently with the Subscribed Securities are exercised and shall not result in the issuance of a number of Multiple Voting Shares which carry, in the aggregate, a number of voting rights greater than the number of voting rights attached to the Voting Shares issued as a result of the exercise by their holder(s) of the privileges attached to such Securities.

      1.7   Rank

            Except as otherwise provided in sections 1.4 to 1.6, each Subordinate Voting Share and each Multiple Voting Share shall have the same rights, shall be equal in all respects and shall be treated by the Corporation as if they were shares of one class only.

2. The First Preferred Shares carry the following rights, privileges, conditions and restrictions:

      2.1   Directors' Authority to Issue in One or More Series

            The Board of Directors of the Corporation may issue the First Preferred Shares at any time and from time to time in one or more series. Before the first shares of a particular series are issued, the Board of Directors of the Corporation shall fix the number of shares in such series and shall determine, subject to the limitations set out in these Articles, the designation, rights, privileges, conditions and restrictions to be attached to the shares of such series including, without limiting or restricting the generality of the foregoing, the rate or rates, amount or method or methods of calculation of preferential dividends, whether cumulative, non-cumulative or partially cumulative, and whether such rate, amount or method of calculation shall be subject to change or adjustment in the future, the currency or currencies of payment, the date and place of payment thereof, and the date or dates from which such preferential dividends shall accrue, the redemption price and terms and conditions of redemption, if any, the rights of retraction, if any, and the prices and other terms and conditions of any rights of retraction and whether any additional rights of retraction may be provided to such holders in the future, the consideration and the terms and conditions of any purchase for cancellation, if any, and the terms and conditions of any share purchase plan or sinking fund with respect thereto. Before the issue of the first shares of a series, the Board of Directors of the Corporation shall send to the director under the Canada Business Corporations Act, Articles of Amendment containing a description of such series including the designation, rights, privileges, conditions and restrictions determined by the Board of Directors of the Corporation.

      2.2   Ranking of First Preferred Shares

            The First Preferred Shares of each series shall rank on a parity with the First Preferred Shares of every other series with respect to priority in the payment of dividends, return of capital and in the distribution of assets of the Corporation in the event of the liquidation or dissolution of the Corporation or any other distribution of the assets of the Corporation among its shareholders for the purpose of winding-up its affairs, whether voluntary or involuntary. The First Preferred Shares shall be entitled to priority over the Subordinate Voting Shares and the Multiple Voting Shares of the Corporation, with respect to priority in the payment of dividends, return of capital and the distribution of assets in the event of the liquidation or dissolution of the Corporation, or any other distribution of the assets of the Corporation among its shareholders for the purpose of winding-up its affairs, whether voluntary or involuntary.

            If any cumulative dividends or amounts payable on return of capital in respect of a series of shares are not paid in full, the shares of all series of First Preferred Shares participate rateably in respect of accumulated dividends and return of capital.

      2.3   Purchase for Cancellation

            Subject to the provisions of the Canada Business Corporations Act and the provisions attached to any particular series of First Preferred Shares, First Preferred Shares of any series, if so provided in the rights, privileges, conditions and restrictions attached to such series, may be purchased for cancellation or made subject to redemption at the option of the Corporation or the holder thereof, at such time and at such prices and upon such other terms and conditions as may be specified in the rights, privileges, conditions and restrictions attaching to the First Preferred Shares of such series.

      2.4   Voting Rights

            Unless the Articles of Amendment otherwise provide with respect to the creation and issue of a particular series of First Preferred Shares, the holders of First Preferred Shares shall not be entitled to receive any notice of or attend any meeting of shareholders of the Corporation and shall not be entitled to vote at any such meeting; provided that at any meeting of shareholders at which, notwithstanding the foregoing, the holders of First Preferred Shares are required or entitled by law to vote separately as a class, each holder of First Preferred Shares of any series thereof shall be entitled to cast, in respect of each such First Preferred Share held, that number of votes which is equal to the quotient obtained by dividing the stated capital account maintained for all the outstanding First Preferred Shares of such series by the number of such outstanding First Preferred Shares; provided that in respect of any such consideration denominated in a currency other than Canadian, the Board of Directors of the Corporation shall, for the purpose of this section 2.4, determine the appropriate conversion rate of such currency to Canadian currency in effect on the date of issue and, based on such rate, the Canadian dollar equivalent of such consideration; and provided further that when such quotient is a fraction or a whole number plus a fraction there shall be no right to vote in respect of such fraction.

            Any meeting of shareholders at which the holders of the First Preferred Shares are required or entitled by law to vote separately as a class or a series shall, unless the Articles of the Corporation otherwise provide, be called and conducted in accordance with the by-laws of the Corporation; provided that no amendment to or repeal of the provisions of such by-laws made after the date of the first issue of any of the First Preferred Shares by the Corporation shall be applicable to the calling and conduct of meetings of holders of the First Preferred Shares voting separately as a class or as a series unless such amendment or repeal has been theretofore approved by ordinary resolution adopted by the holders of the First Preferred Shares voting separately as a class.

3. The first series of First Preferred Shares shall consist of 11,912 shares and shall be designated as Series 1 First Preferred Shares (the "Series 1 First Preferred Shares"). The rights, privileges, conditions and restrictions attaching to the Series 1 First Preferred Shares are as follows:

      3.1   Definitions

            In these share conditions, the following words and phrases shall have the following meanings:

            3.1.1 "redemption amount" of each Series 1 First Preferred Share means the sum of $ 1,000;

            3.1.2 "redemption price" of each Series 1 First Preferred Share means the redemption amount plus an amount equal to all dividends which have at the relevant time been declared or accrued on the share but which have not been paid (if any); and

            3.1.3 "Act" means the Canada Business Corporations Act.

      3.2   Voting Rights

            Subject to the Act, the holders of the Series 1 First Preferred Shares shall not, as such, be entitled to receive notice of or to attend any meeting of the shareholders of the Corporation or to vote at any such meeting.

      3.3   Dividends

            Subject to the Act, the holders of the Series 1 First Preferred Shares shall in each financial year of the Corporation, but always in preference and priority to any payment of dividends on any other class of shares, be entitled to cumulative dividends at the rate of 5.5% per annum of the redemption amount, which dividends entitlement shall accrue daily and which dividends shall be payable in one or more instalments, the last of which shall be made not later than the last day of such financial year and no dividends shall be paid or set apart for payment on any other class of shares unless all accrued dividends on the Series 1 First Preferred Shares have been declared and paid or set aside for payment. The holders of the Series 1 First Preferred Shares shall not be entitled to any dividends other than as provided for in this section. Dividends shall accrue on the Series 1 First Preferred Shares from December 20, 1990.

      3.4   Redemption at option of Corporation

            Subject to the Act, the Corporation may redeem the whole or any part of the issued Series 1 First Preferred Shares on payment for each share to be redeemed of the redemption price. Unless all the holders of the Series 1 First Preferred Shares to be redeemed have waived notice of redemption, the Corporation shall give not less than

            30 days' notice in writing of the redemption, specifying the date and place of redemption. If the notice is given or waived, and the redemption price is paid to the holders, on or before the date fixed for redemption, dividends on the shares to be redeemed shall cease after the date fixed for redemption and their holders shall from then on have no rights against the Corporation in respect of those shares except to receive payment of the redemption price.

      3.5   Distribution Rights

            In the event of the liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, the holders of the Series 1 First Preferred Shares shall be entitled to receive, before any distribution of any part of the assets of the Corporation among the holders of any other class of shares, an amount equal to the redemption price of their shares and no more.

      3.6   Mandatory Redemption

            Any holder may, at any time prior to December 21, 1990, deliver a notice in writing to the Corporation requiring the Corporation to redeem, on January 1, 1991, for the redemption price therefor, 1,192 Series 1 First Preferred Shares (such lesser number of Series 1 First Preferred Shares being the "First Redemption Shares"). Upon delivery of such notice, and subject only to the Act, the Corporation shall redeem the First Redemption Shares on January 1, 1991. If such notice is delivered by any holder to the Corporation, the Corporation shall not be required, in connection with the redemption of the First Redemption Shares held by such holder, to deliver any notice of redemption of the First Redemption Shares to such holder. If any holder does not deliver the foregoing notice to the Corporation at or prior to December 21, 1990, the right of such holder to require the Corporation to redeem First Redemption Shares shall expire and be of no further force and effect.

            Any holder may, at any time prior to November 17, 1991, deliver a notice in writing to the Corporation requiring the Corporation to redeem, on December 17, 1991, for the redemption price therefor, that number of Series 1 First Preferred Shares (the "Second Redemption Shares") equal to the result obtained when 5 360 is subtracted from the total number of Series 1 First Preferred Shares held by such holder on such date prior to any such redemption, less the number of any First Redemption Shares held by such holder which such holder did not require the Corporation to redeem as provided above. Upon delivery of such notice, and subject only to the Act, the Corporation shall redeem the Second Redemption Shares on December 17, 1991. If such notice is delivered by any holder to the Corporation, the Corporation shall not be required, in connection with the redemption of the Second Redemption Shares held by such holder, to deliver any notice of redemption to such holder. If any holder does not deliver the foregoing notice to the Corporation on or prior to November 17, 1991, the right of such holder to require the Corporation to redeem Second Redemption Shares shall expire and be of no further force and effect.

            Any holder may, at any time prior to November 17, 1992, deliver a notice in writing to the Corporation requiring the Corporation to redeem, on December 17, 1992, for the redemption price therefor, that number of Series 1 First Preferred Shares (the "Third Redemption Shares") held by such holder on such date prior to any such redemption, less the number of any First Redemption Shares held by such holder and Second Redemption Shares held by such holder which such holder did not require the Corporation to redeem as provided above. Upon delivery of such notice and subject only to the Act, the Corporation shall redeem the Third Redemption Shares on December 17, 1992. If such notice is delivered by any holder to the Corporation, the Corporation shall not be required, in connection with the redemption of the Third Redemption Shares held by such holder, to deliver any notice of redemption to such holder. If any holder does not deliver the foregoing notice on or prior to November 17, 1992, the right of such holder to require the Corporation to redeem Third Redemption Shares shall expire and be of no further force and effect.

4. This Schedule to the Articles of Amendement of the Corporation has been translated in French. However, the French version shall constitute the official version of this Schedule so that should there be any difference or incompatibilities in the text or in the meaning of any provisions contained herein, the appropriate provisions of the French version shall prevail.

[LOGO] Industry Canada  Industrie Canada

Certificate                                        Certificat
of Amendment                                       de modification

Canada Business                                    Loi regissant les societes
Corporations Act                                   par actions de regime federal

--------------------------------------------------------------------------------

IMPRIMERIES QUEBECOR INC. -                                 256168-9
QUEBECOR PRINTING INC.

-------------------------------------     ---------------------------------
Name of corporation - Denomination de     Corporation number - Numero de la
                      la societe                               societe

I hereby certify that the articles              Je certifie par les
of the above-named Corporation                  statuts de la societe
were amended                                    susmentionnee ont ete
                                                modifies :
(a) under section 13 of the Canada
Business Corporations Act in              |_|   (a) en vertu de l'article 13
accordance with the attached                    de la Loi regissant les
notice;                                         societes par actions de
                                                regime federal, conformement a
(b) under section 27 of the Canada              l'avis ci-joint;
Business Corporations Act as set
out in the attached articles of           |_|   (b) en vertu de l'article 27
amendment designating a series of               de la Loi regissant les
shares;                                         societes par actions de
                                                regime federal, tel qu'il est
(c) under Section 179 of the Canada             indique dans les clauses
Business Corporations Act as set                modificatrices ci-jointes
out in the attached articles of                 designant une serie
amendment;                                      d'actions;

(d) under section 191 of the Canada       |X|   (c) en vertu de l'article 179
Business Corporations Act as set                de la Loi regissant les
out in the attached articles of                 societes par actions de
reorganization;                                 regime federal, tel qu'il est
                                                indique dans les clauses
(e) under Section 192 of the Canada             modificatrices ci-jointes;
Business Corporations Act as set
out in the attached articles of           |_|   (d) en vertu de l'article 191
arrangement.                                    de la Loi regissant les
                                                societes par actions de
                                                regime federal, tel qu'il est
                                                indique dans les clauses de
                                                reorganisation ci-jointes;

                                          |_|   (e) en vertu de l'article 192
                                                de la Loi regissant les
                                                societes par actions de
                                                regime federal, tel qu'il est
                                                indique dans les clauses
                                                d'arrangement ci-jointes.

      /s/ [ILLEGIBLE]                     April 25, 1994/le 25 avril 1994

      Director - Directeur                Date of Amendment - Date de
                                                              modification

--------------------------------------------------------------------------------

Canada

[LOGO] Consumer and                  Consommation et
       Corporate Affairs Canada      Affaires commerciales Canada

Canada Business                      Loi regissant les societes
Corporations Act                     par actions de regime federal

        FORM 4                             FORMULE 4
ARTICLES OF AMENDMENT               CLAUSES MODIFICATRICES
  (SECTION 27 OR 177)                 (ARTICLE 27 OU 177)

--------------------------------------------------------------------------------
1 -- Name of corporation -- Denomination  2 -- Corporation No.-- No de la
                           de la societe       societe

      IMPRIMERIES QUEBECOR INC./               256168-9
      QUEBECOR PRINTING INC.
--------------------------------------------------------------------------------
3 -- The articles of the above-named      Les statuts de la societe mentionnee
corporation are amended as follows:       ci-dessus sont modifies de la facon
                                          suivante:

From May 7, 1994, the outstanding subordinate voting shares and outstanding multiple voting shares of the Corporation are subdivided so that each shareholder of record at the close of business on May 6, 1994 shall receive, on May 7, 1994, three subordinate voting shares for each two subordinate voting shares of the Corporation or three multiple voting shares for each two multiple voting shares of the Corporation held, as the case may be. The Corporation shall not issue fractional shares in connection with the foregoing subdivision and in lieu thereof, a shareholder shall receive cash in an amount equal to the amount obtained by multiplying such fraction by the closing price of the subordinate voting shares on April 22, 1994 on The Montreal Exchange.

A compter du 7 mai 1994, les actions subalternes comportant droit de vote et les actions a droit de vote multiple de la Societe emises et en circulation sont fractionnees de sorte que chaque actionnaire inscrit a la cloture des affaires le 6 mai 1994, recoive, le 7 mai 1994, trois actions subalternes comportant droit de vote pour chaque deux actions subalternes comportant droit de vote de la Societe ou trois actions a droit de vote multiple pour chaque deux actions a droit de vote multiple de la Societe detenues, selon le cas. La Societe n'emettra pas de fraction d'action en rapport avec le fractionnement et, au lieu, un actionnaire recevra un montant en numeraire egal au montant obtenu en multipliant la fraction par le cours de cloture des actions subalternes comportant droit de vote a la Bourse de Montreal le 22 avril 1994.

--------------------------------------------------------------------------------
Date                    Signature                  Title -- Titre

      25 avril 1994        /s/ [ILLEGIBLE]         President
--------------------------------------------------------------------------------
                                                    FOR DEPARTMENTAL USE ONLY -
                                                    A L'USAGE DU MINISTERE
                                                    SEULEMENT
                                                    Filed - Deposee

                                                      APR - 26 1990
                                                      AVR
                                                    ----------------------------

[LOGO] Industry Canada  Industrie Canada

Certificate                                           Certificat
of Amendment                                          de modification

Canada Business                                       Loi canadienne sur
Corporations Act                                      les societes par actions

--------------------------------------------------------------------------------

IMPRIMERIES QUEBECOR INC.                                   256168-9
QUEBECOR PRINTING INC.

-------------------------------------     ---------------------------------
Name of corporation - Denomination de     Corporation number - Numero de la
                      la societe                               societe

I hereby certify that the articles              Je certifie que les statuts
of the above-named corporation                  de la societe susmentionnee ont
were amended                                    ete modifies :

(a) under Section 13 of the Canada
Business Corporations Act in              |_|   (a) en vertu de l'article 13
accordance with the attached                    de la Loi canadienne sur les
notice;                                         societes par actions,
                                                conformement al'avis ci-joint;
(b) under Section 27 of the Canada
Business Corporations Act as set
out in the attached articles of           |_|   (b) en vertu de l'article 27
amendment designating a series of               de la Loi canadienne sur les
shares;                                         societes par actions, tel
                                                qu'il est indique dans les
(c) under section 179 of the Canada             clauses modificatrices
Business Corporations Act as set                ci-jointes designant une serie
out in the attached articles of                 d'actions;
amendment;

(d) under Section 179 of the Canada       |X|   (c) en vertu de l'article 179
Business Corporations Act as set                de la Loi canadienne sur les
out in the attached articles of                 societes par actions, tel qu'il
amendment;                                      indigue dans les clauses
                                                modificatrices ci-jointes;
(e) under Section 191 of the Canada
Business Corporations Act as set
out in the attached articles of           |_|   (d) en vertu de l'article 191
reorganization.                                 de la Loi canadiere sur les
                                                societes par actions, tel qu'il
                                                est indique dans les clauses de
                                                reorganisation ci-jointes.



      /s/ [ILLEGIBLE]                     April 25, 1996/le 25 avril 1996

      Director - Directeur                Date of Amendment - Date de
                                                              modification

--------------------------------------------------------------------------------

Canada[LOGO]

[LOGO] Industry Canada              Industrie Canada

       Canada Business              Loi canadienne sur les
       Corporations Act             societes par actions


        FORM 4                             FORMULE 4
ARTICLES OF AMENDMENT               CLAUSES MODIFICATIONS
  (SECTION 27 OR 177)                 (ARTICLE 27 OU 177)



--------------------------------------------------------------------------------
1 - Name of corporation - Denomination    2 - Corporation No. - No de la societe
                          de la societe

      IMPRIMERIES QUEBECOR INC.               256168-9

      QUEBECOR PRINTING INC.

--------------------------------------------------------------------------------
3 - The articles of the above-named       Les statuts de la societe mentionnee
    corporation are amended as follows:   ci-dessus sont modifies de la facon
                                          suivante:

                                          Les statuts de la Societe sont, par
                                          les presentes, modifies par l'ajout a
                                          l'article 7 de ce qui suit:

                                          "En plus de combler lea postes vacants
                                          au conseil d'administration, les
                                          administrateurs peuvent, sans exceder
                                          le nombre maximal d'administrateurs
                                          prevu aux statuts, nommer un ou
                                          plusieurs administrateurs, dont le
                                          mandat expire au plus tard a la
                                          cloture de la prochaine assemblee
                                          annuelle des actionnaires, a condition
                                          que le nombre total des
                                          administrateurs ainsi nommes n'excede
                                          pas le tiers du nombre des
                                          administrateurs elus a la derniere
                                          assemblee annuelle."

                                                      * * * * * * * * *

                                          The Articles of the Corporation are
                                          hereby amended by adding to paragraph
                                          7 thereof the following:

                                          "In addition to filling vacancies on
                                          the Board of Directors, the Directors
                                          may appoint, without exceeding the
                                          number of directors provided by the
                                          Articles, one or more directors who
                                          shall hold office for a term expiring
                                          not later than the close of the next
                                          annual meeting of shareholders,
                                          provided that the total number of
                                          directors so appointed may not exceed
                                          one third of the number of directors
                                          elected at the previous annual meeting
                                          of shareholders."

--------------------------------------------------------------------------------
Date                    Signature                   Title - Titre

      23/04/96            /s/ Claudine Tremblay     Secretaire adjoint

                         CLAUDINE TREMBLAY
--------------------------------------------------------------------------------
                                                    FOR DEPARTMENTAL USE ONLY -
                                                    A L'USAGE DU MINISTERE
                                                    SEULEMENT
                                                    Filed - Deposee

                                                      APR - 25 1996
                                                      AVR
                                                    ----------------------------

[LOGO] Industry Canada  Industrie Canada

Certificate                                           Certificat
of Amendment                                          de modification

Canada Business                                       Loi canadienne sur
Corporations Act                                      les societes par actions

--------------------------------------------------------------------------------

IMPRIMERIES QUEBECOR INC.                                   256168-9
QUEBECOR PRINTING INC.

-------------------------------------     ---------------------------------
Name of corporation - Denomination de     Corporation number - Numero de la
                      la societe                               societe

I hereby certify that the articles              Je certifie que les statuts
of the above-mentioned corporation              de la societe susmentionnee ont
were amended                                    ete modifies :

(a) under section 13 of the Canada
Business Corporations Act in              |_|   (a) en vertu de l'article 13
accordance with the attached                    de la Loi canadienne sur les
notice;                                         societes par actions,
                                                conformement al'avis ci-joint;
(b) under section 27 of the Canada
Business Corporations Act as set
out in the attached articles of           |X|   (b) en vertu de l'article 27
amendment designating a series of               de la Loi canadienne sur les
shares;                                         societes par actions, tel qu'il
                                                est indique dans les clauses
(c) under Section 179 of the Canada             modificatrices ci-jointes
Business Corporations Act as set                designant une serie
out in the attached articles of                 d'actions;
amendment;

(d) under Section 191 of the Canada       |_|   (c) en vertu de l'article 179
Business Corporations Act as set                de la Loi canadienne sur les
out in the attached articles of                 societes par actions,
reorganization;                                 tel qu'il est indique dans les
                                                clauses modificatrices
                                                ci-jointes;

                                          |_|   (d) en vertu de l'article 191
                                                de la Loi canadienne sur les
                                                societes par actions,
                                                tel qu'il est indique dans les
                                                clauses de reorganisation
                                                ci-jointes.



      /s/ [ILLEGIBLE]                      November 5, 1997/le 5 novembre 1997

      Director - Directeur                   Date of Amendment - Date de
                                                                 modification

--------------------------------------------------------------------------------

Canada[LOGO]

[LOGO] Industry Canada              Industrie Canada

       Canada Business              Loi canadienne sur les
       Corporations Act             societes par actions


        FORM 4                             FORMULE 4
ARTICLES OF AMENDMENT               CLAUSES MODIFICATIONS
  (SECTION 27 OR 177)                 (ARTICLE 27 OU 177)

--------------------------------------------------------------------------------
1 - Name of Corporation - Denomination    2 - Corporation No.- No de la societe
                          de la societe

      IMPRIMERIES QUEBECOR INC.                    256168-9
      QUEBECOR PRINTING INC.

--------------------------------------------------------------------------------
3 - The articles of the above-named       Les statuts de la societe
    corporation are amended as follows:   mentionnee ci-dessus sont modifies de
                                          la facon suivante:

12,000,000 of the Preferred Shares        12 000 000 des actions privilegiees
of the Corporation which may be           de la Societe pouvant etre emises
issued in series shall be                 en series sont designees ((actions
designated as "Series 2 Cumulative        privilegiees de premier rang,
Redeemable First Preferred Shares"        rachetables et a dividende
(hereinafter referred to as the           cumulatif, serie 2" (ci-apres
"Series 2 Preferred Shares") and          appelees les "Actions privilegiees
12,000,000 of the Preferred Shares        serie 2") et 12 000 000 des
of the Corporation which may be           actions privilegiees de la Societe
issued in series shall be                 pouvant ete emises en series sont
designated as "Series 3 Cumulative        designees "actions privilegiees de
Redeemable First Preferred Shares"        premier rang, rachetables et a
(hereinafter referred to as the           dividende cumulatif, serie 3"
"Series 3 Preferred Shares"). In          (ci-apres appelees les "Actions
addition to the rights, privileges,       privilegiees serie 3"). Les
conditions and restrictions               Actions privilegiees serie 2 et les
attaching to the Preferred Shares         Actions privilegiees serie 3
as a class, the Series 2 Preferred        comportent, outre les droits,
Shares and the Series 3 Preferred         privileges, conditions et
Shares shall have attached thereto        restrictions afferents aux Actions
the rights, privileges, conditions        privilegiees en tant que categorie,
and restrictions set forth in             les droits, privileges, conditions
section 3(A) and section 3(B),            et restrictions decrits au
respectively, which sections are          paragraphe 3.2(A) et au paragraphe
attached hereto as Schedule "A" and       3.2(B) respectivement, lesquels
shall be added to Article 3 of the        sont joints aux presentes en annexe
articles of the Corporation,              "A" et sont ajoutes a l'article 3
immediately after subsection              des statuts de la Societe,
3.2.10.                                   immediatement a la suite du
                                          paragraphe 3.2.10.

--------------------------------------------------------------------------------
Date                  Signature             Title-Titre

le 4 novembre, 1997   /s/ Philippe Montel   Vice-President, Legal Affairs and
                                            Secretary
                                            Vice-president, affaires juridiques
                                            et secretaire
--------------------------------------------------------------------------------
                          PHILIPPE MONTEL           FOR DEPARTMENTAL USE ONLY -
                                                    A L'USAGE DU MINISTERE
                                                    SEULEMENT
                                                    Filed - Deposee

                                                      NOV - 6 1997
                                                    ----------------------------

                                  SCHEDULE "A"

3(A) Series 2 Preferred Shares

3(A).1 Definitions

      Unless the context otherwise requires it, for purposes hereof:

      3(A).1.1 "Series 2 Preferred Shares" shall mean the Series 2 Cumulative Redeemable First Preferred Shares and "Series 3 Preferred Shares" shall mean the Series 3 Cumulative Redeemable First Preferred Shares.

      3(A).1.2 "Transfer Agent" shall include all mandataries of a transfer agent.

      3(A).1.3 "Banks" shall mean any two banks from among the Royal Bank of Canada, the Bank of Montreal, The Bank of Nova Scotia, The Toronto-Dominion Bank, the Canadian Imperial Bank of Commerce and the National Bank of Canada or any successor thereof, which the Board of Directors may designate from time to time by means of a notice to the Transfer Agent for the Series 2 Preferred Shares; such a notice shall be given at least two business days prior to the beginning of a given Dividend Period and shall take effect as of that moment; until such a notice is given, "Banks" shall mean the National Bank of Canada and the Bank of Montreal.

      3(A).1.4 "Exchange" shall mean The Toronto Stock Exchange or The Montreal Exchange, or any other stock exchange or organized market in Canada as may be determined from time to time by an officer of the Corporation as being the principal trading market for the Series 2 Preferred Shares.

      3(A).1.5 "Calculated Trading Price" shall mean, for a given Month:

            (i) the aggregate of the Daily Adjusted Trading Value for all Trading Days in such month,

            divided by

            (ii) the aggregate of the Daily Trading Volume for all Trading Days in such month.

      3(A).1.6 "Deemed Record Date" means the last Trading Day of a Month during the Floating Rate Period with respect to which no dividend is declared by the Board of Directors of the Corporation.

      3(A).1.7 "Dividend Payment Date" shall mean:

            (i) during the Fixed Rate Period, the first day of each of March, June, September and December in each year; and

            (ii) during the Floating Rate Period, the 12th day of each Month, commencing with the month of January 2003 and the first Dividend Payment Date shall be March 1, 1998.

      3(A).1.8 "Ex-Dividend Date" shall mean:

            (i) the Trading Day which, under the rules or normal practices of the Exchange, is designated or recognized as the ex-dividend date relative to any dividend record date for the Series 2 Preferred Shares; or

            (ii) if the Board of Directors fails to declare a dividend in respect of a Month during the Floating Rate Period, the Trading Day which, under the rules or normal practices of the Exchange, would be considered as the ex-dividend date relative to any Deemed Record Date for the Series 2 Preferred Shares.

      3(A).1.9 "Daily Accrued Dividend Deduction" shall mean, for a given Trading Day:

            (i) the product obtained by multiplying the dividend accrued or which would be accrued on a Series 2 Preferred Share in respect of the entire Month in which the Trading Day falls by the number of days elapsed from but excluding the day prior to the Ex-Dividend Date immediately preceding such Trading Day to and including such Trading Day (or, if such Trading Day is an Ex-Dividend Date, by one day);

            divided by

            (ii) the number of days from and including such Ex-Dividend Date to but excluding the following Ex-Dividend Date.

      3(A).1.l0 "Higher Rank", "Equal Rank" or "Lower Rank" and similar expressions, whether used individually or collectively, shall mean the order of priority of the shares of different classes or series as regards the payment of dividends or the distribution of assets in the event of the winding-up, dissolution or abandonment of the business of the Corporation, whether or not voluntary, or in the event of any other repayment of capital or distribution of the assets of the Corporation among its shareholders for purposes of winding up its affairs.

      3(A).1.11 "Accrued and Unpaid Dividends" shall mean (i) during the Fixed Rate Period, the total of (A) all unpaid dividends on the Series 2 Preferred Shares for any Dividend Periods and (B) the amount calculated as if the dividends on each Series 2 Preferred Share had accrued on a daily basis as of the last Dividend Payment Date, inclusively, until the date on which the calculation of accrued dividends is to be made, exclusively; and
      (ii) during the Floating Rate Period, the total of (A) all unpaid dividends on the Series 2 Preferred Shares for any Dividend Periods and
      (B) the amount calculated as if the dividends on each Series 2 Preferred Share had accrued on a daily basis as of the first day of the Month following the Dividend Period in respect of which the last monthly dividend was or will be paid, as the case may be, inclusively, until the date on which the calculation of accrued dividends is to be made, exclusively.

      3(A).1.12 "Adjustment Factor" shall mean, for a given Month, the percentage, whether positive or negative, established on the basis of the Calculated Trading Price of the Series 2 Preferred Shares for the preceding Month, which Adjustment Factor shall be calculated as set forth in the following table:

                                                       The Adjustment Factor
      If the Calculated Trading Price for the         expressed as a % of the
      preceding Month is                                   Prime shall be
      ----------------------------------------------- ------------------------

      $25.50 or more than $25.50                               -4.00%

      Greater than or equal to $25.375 and less than $25.50    -3.00%

      Greater than or equal to $25.25 and less than $25.375    -2.00%

      Greater than or equal to $25.125 and less than $25.25    -1.00%

      Greater than $24.875 and less than $25.125                  NIL

      Greater than $24.75 and less than or equal to $24.875    +1.00%

      Greater than $24.625 and less than or equal to $24.75    +2.00%

      Greater than $24.50 and less than or equal to $24.625    +3.00%

      $24.50 or less than $24.50                               +4.00%

      The maximum Adjustment Factor for a given Month shall be +/-4.00% of the Prime. Notwithstanding any provision hereof to the contrary, if, during a given Month, at least one board lot of Series 2 Preferred Shares is not traded on the Exchange, the Adjustment Factor for the following Month shall be "NIL".

      3(A).1.13 "Close of Business" shall mean, for purposes of depositing any Series 2 Preferred Share for purposes of redemption or conversion, the standard closing time of the office of the Transfer Agent for the Series 2 Preferred Shares where the shareholder in question may deposit and does deposit the said share.

      3(A).1.14 "Month" shall mean a calendar month.

      3(A).1.15 "Dividend Period" shall mean:

            (i) during the Fixed Rate Period, the period from and including a Dividend Payment Date to but not including the next succeeding Dividend Payment Date, and

            (ii) during the Floating Rate Period, a calendar month.

      3(A).1.16 "Fixed Rate Period" shall mean the period commencing with the date of issue of the Series 2 Preferred Shares and ending on and including November 30, 2002.

      3(A).1.17 "Floating Rate Period" shall mean the period commencing immediately after the end of the Fixed Rate Period and continuing for so long as any of the Series 2 Preferred Shares shall be outstanding (and, for greater certainty, if the Floating Rate Period terminates because Series 2 Preferred Shares are no longer outstanding and Series 2 Preferred Shares are subsequently reissued, such Period shall recommence immediately upon the reissuance of Series 2 Preferred Shares and shall continue thereafter for so long as any of the Series 2 Preferred Shares shall be outstanding.)

      3(A).1.18 "Prescribed Percentage" shall mean, for the Month of December 2002, 85%, and for each subsequent Month, the Adjustment Factor for the said Month plus the Prescribed Percentage for the Preceding Month, provided the Variable Annual Dividend Rate for a given Month is never less than 50% nor more than 100% of the Prime for the said Month.

      3(A).1.19 "Trading Day" means if the Exchange is a stock exchange in Canada, a day on which the Exchange is open for trading or, in any other case, a business day.

      3(A).1.20 "Annual Dividend Rate" shall mean the Fixed Annual Dividend Rate or the Variable Annual Dividend Rate, as the case may be, which, pursuant to the present subsection 3(A).1, is applicable at the relevant time.

      3(A).1.21 "Fixed Annual Dividend Rate" shall mean 5.0% per annum.

      3(A).1.22 "Variable Annual Dividend Rate" shall mean, for a given Month, the interest rate expressed as an annual percentage (rounded to the nearest one-thousandth (1/1000) of one percent (1%)) which is equal to the Prime for the given Month, multiplied by the Prescribed Percentage for that Month.

      3(A).1.23 "Prime Rate" for any day means the average (rounded to the nearest one-thousandth (1/1000) of one percent (1%)) of the annual rates of interest announced from time to time by the Banks as the reference rates then in effect for such day for determining interest rates on Canadian dollar commercial loans made to prime commercial borrowers in Canada. If one of the Banks does not have such an interest rate in effect on a day, the Prime Rate for such day shall be such interest rate in effect for that day of the other Bank; if both Banks do not have such an interest rate in effect on a day, the Prime Rate for that day shall be equal to 1.5% per annum plus the average yield expressed as a percentage per annum on 91-day Government of Canada Treasury Bills, as reported by the Bank of Canada, for the weekly tender for the week immediately preceding that day; and if both of such Banks do not have such an interest rate in effect on a day and the Bank of Canada does not report such average yield, the Prime Rate for that day shall be equal to the Prime Rate for the next preceding day. The Prime Rate shall be determined from time to time by an officer of the Corporation from quotations supplied by the Banks or otherwise publicly available. Such determination shall, in the absence of manifest error, be final and binding upon the Corporation and upon all holders of Series 2 Preferred Shares.

      3(A).1.24 "Prime" shall mean, for a given Month, the average (rounded to the nearest one-thousandth (1/1000) of one percent (1%)) of the Prime Rate in effect on each day of such Month. Prime shall be established, from time to time, by an officer of the Corporation. In the absence of a manifest error, the decision of the said officer shall be final and binding upon the Corporation and all holders of Series 2 Preferred Shares.

      3(A).1.25 "Daily Adjusted Trading Value" for any Trading Day means:

            (a) the aggregate dollar value of all transactions of Series 2 Preferred Shares on the Exchange (made on the basis of the normal settlement period in effect on the Exchange) occurring during such Trading Day;

            less

            (b) the Daily Trading Volume for such Trading Day multiplied by the Daily Accrued Dividend Deduction for such Trading Day.

      3(A).1.26 "Daily Trading Volume" for any Trading Day means the aggregate number of Series 2 Preferred Shares traded in all transactions on the Exchange (made on the basis of the normal settlement period in effect on the Exchange) occurring during such Trading Day.

3(A).2 Interpretation

      3(A).2.1 Subject to paragraph 3(A).2.2 hereof, every notice, cheque or other communication from the Corporation provided for in these presents shall be validly given if it is delivered or sent by prepaid ordinary mail to holders of Series 2 Preferred Shares at their respective addresses as set forth in the register or registers of the Series 2 Preferred Shares of the Corporation or, failing such registration, to the Corporation's last known address for any such holder. As regards joint holders, every notice, cheque or other communication from the Corporation provided for in these presents shall be validly given if it is mailed as stipulated in the preceding sentence to the address of the joint holder whose name appears first on the register or registers of the Series 2 Preferred Shares as a joint holder of the said shares. The involuntary or accidental omission to send a notice or other communication to one or more holders of Series 2 Preferred Shares shall not affect the validity of notices or other communications validly given nor shall it affect measures taken as a result of such a notice; however, as soon as such an omission is discovered, the notice or other communication, as the case may be, shall be sent immediately to the holder(s) in question.

      3(A).2.2 If there is an interruption or threatened interruption of the postal service in any territory in which, according to the addresses recorded in the register or registers of the Series 2 Preferred Shares of the Corporation, holders of Series 2 Preferred Shares reside, the Corporation may (without being obliged) give the said notice to the holders residing in such territory by publishing it once, two weeks in a row, in a widely circulated daily newspaper published or distributed in the capital of such territory or, if the Corporation keeps a register of transfers of the Series 2 Preferred Shares in the said territory, in the city in this territory in which the register of transfers is kept. Every notice given by means of publication shall be deemed to have been given validly for all purposes.

      3(A).2.3 Every notice sent by mail shall be deemed to have been given on the day it is mailed, unless, on the day it is mailed or on the following day there is an interruption of the postal service in the territory in which or to which the notice was mailed. Every notice given by means of publication shall be deemed to have been given on the day of the first publication in the city in which it is published.

      3(A).2.4 If the day on which dividends are payable on the Series 2 Preferred Shares or on which any other measures are to be taken or should have been taken pursuant to these presents is not a business day, the dividends shall be paid or the other measures shall be taken, as the case may be, on the following business day; "business day" shall mean any day other than a Saturday, a Sunday or a legal holiday in the place where the Corporation has its head office at the time in question.

      3(A).2.5 All amounts set forth in these presents are expressed in Canadian dollars.

      3(A).2.6 Notwithstanding any provision to the contrary set forth in these presents, the payment of any sum of money may be made by electronic transfer or by any other means which the Board of Directors may approve, instead of being made by cheque. In such an event, the payment of sums of money to holders of Series 2 Preferred Shares shall be deemed to constitute payment and shall release the Corporation from all its obligations with respect to the payment of such sums, up to the amount represented thereby, unless the payment is not honoured by the Corporation.

3(A).3 Right to Dividends and Calculation of the Prescribed Percentage

            To the extent it is declared by the Board of Directors, holders of Series 2 Preferred Shares shall be entitled to receive a cumulative preferred cash dividend drawn from the funds of the Corporation which may be allocated for the payment of dividends, at such rates and on such dates as are provided for in these presents. Dividends on the Series 2 Preferred Shares shall accrue daily as of (i) their date of issuance, inclusively, or (ii) the last Dividend Payment Date, inclusively, on which dividends were paid or allocated for payment, whichever occurs last, and shall be payable, provided they are declared by the Board of Directors, quarterly during the Fixed Rate Period and monthly during the Floating Rate Period.

            Cheques issued by the Corporation, representing the amount of such dividends, which cheques shall be drawn on a Canadian chartered bank and shall be negotiable at par at any branch of such bank within Canada, shall be issued to holders of Series 2 Preferred Shares entitled thereto. The mailing of such cheques to registered holders of Series 2 Preferred Shares shall be deemed to constitute payment of such dividends and shall release the Corporation from all its obligations with respect to the payment of such dividends, up to the amount of the cheques (and of any taxes which must be and are deducted or withheld on such cheques), unless the cheques are not honoured at the time they are presented for payment. If, on a given Dividend Payment Date, the dividends which are payable on that date are not paid in full on all the then outstanding Series 2 Preferred Shares, the said dividends or the unpaid amount thereof shall be paid on one or more subsequent dates to be set by the Board of Directors and on which the Corporation has the necessary funds which may validly be allocated for the payment of dividends. Holders of Series 2 Preferred Shares shall not be entitled to any dividends other than the cash dividend provided for in these presents, nor shall they be entitled to any dividends in excess thereof. Any dividends represented by a cheque which has not been duly presented for payment within six years following its issuance or which have not otherwise been claimed during the six years following the date on which they were declared payable or allocated for purposes of payment shall vest in the Corporation.

            3(A).3.1 Fixed Rate Period

                        During the Fixed Rate Period dividends on the Series 2
            Preferred Shares shall be paid quarterly, provided they have been declared by the Board of Directors, at the Fixed Annual Dividend Rate. Therefore, on each Dividend Payment Date during the Fixed Rate Period, except December 1, 1997, but including December 1, 2002, the dividend payable shall be $0.3125 per Series 2 Preferred Share. For greater certainty, the amount of the first quarterly dividend, if it is declared, which shall be payable with respect to each Series 2 Preferred Share outstanding on March 1, 1998 shall correspond to the sum of the amount accrued on the share in question from issuance and until November 30, 1997, inclusively, and $0.3125. Thus, if declared, the initial dividend shall be payable on March 1, 1998 and shall be in the amount of $0.3776 per share, assuming that the date of issuance is November 12, 1997.

            3(A).3.2 Floating Rate Period

                        During the Floating Rate Period dividends on the Series
            2 Preferred Shares shall be paid monthly, provided they have been declared by the Board of Directors, on the annual basis of the Variable Annual Dividend Rate as calculated from time to time. Therefore, on each Dividend Payment Date during the Floating Rate Period, the dividend payable on the Series 2 Preferred Shares shall be the amount (rounded to the nearest one-thousandth (1/1000) of a cent) obtained by multiplying $25.00 by the Variable Annual Dividend Rate applicable to the Month preceding the said Dividend Payment Date and dividing the product so obtained by 12. On the condition that the Board of Directors declares the dividend, the record date for purposes of establishing holders of Series 2 Preferred Shares entitled to receive dividends on each Dividend Payment Date during the Floating Rate Period shall be the last Trading Day of the preceding Month. In the event of the redemption or purchase of Series 2 Preferred Shares during the Floating Rate Period, or in the event of the distribution of the assets of the Corporation during the said period, as provided for in subsection 3(A).4 of these presents, the amount of dividends accrued during the Month in which the redemption, purchase or distribution occurs (rounded to the nearest one-thousandth (1/1000) of a cent) shall be calculated by multiplying

            (i) the product of the multiplication of $25.00 by one-twelfth (1/12) of the Variable Annual Dividend Rate applicable to the preceding Month;

            by

            (ii) a fraction whose numerator shall be the number of days elapsed during the Month in which the redemption, purchase or distribution occurs until the day on which said event occurs, excluding that day, and whose denominator shall be the number of days in the said Month.

            3(A).3.3 Calculation of the Prescribed Percentage

                        As soon as is possible, the Corporation shall calculate
            the Prescribed Percentage for each Month and shall give notice thereof to all securities exchanges in Canada on which the Series 2 Preferred Shares are listed for trading; if the Series 2 Preferred Shares are not listed for trading on any securities exchange in Canada, the Corporation shall notify the Investment Dealers Association of Canada or it shall give notice thereof by publishing the Prescribed Percentage once in the national edition of the English daily The Globe & Mail and once in the city of Montreal in widely circulated French and English daily newspapers; however, if the daily newspaper in question is no longer widely circulated at the time of publication, the notice shall be published in an equivalent publication.

3(A).4 Rights on Liquidation

            In the event of any liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, or any other return of capital or distribution of assets of the Corporation among its shareholders for the purpose of winding-up its affairs, the holders of the Series 2 Preferred Shares will be entitled to receive $25.00 per Series 2 Preferred Share together with the amount equal to all accrued and unpaid dividends thereon, whether or not declared, calculated to but excluding the date of payment or distribution, before any payment or distribution is made to holders of Multiple

Voting Shares and Subordinate Voting Shares or any other shares of the Corporation ranking junior to the Series 2 Preferred Shares. Upon payment of such amounts, the holders of the Series 2 Preferred Shares will not be entitled to share in any further distribution of assets of the Corporation.

3(A).5 Redemption of Shares at the Option of the Corporation

            The Corporation shall not be entitled to redeem any of the Series 2 Preferred Shares prior to December 1, 2002. Subject to applicable laws and to subsection 3(A).8 hereof, after having given notice in the manner set forth hereinafter, the Corporation shall be entitled to do the following (i) on December 1, 2002, redeem not less than all of the outstanding Series 2 Preferred Shares in consideration for payment of the amount of $25.00 for each share so redeemed, and (ii) at any time after December 1, 2002, redeem not less than all of the outstanding Series 2 Preferred Shares in consideration for payment of the amount of $25.50 for each share so redeemed; in each case, the aforementioned consideration shall be increased by the amount of Accrued and Unpaid Dividends on such shares up to, but not including, the date established for the redemption, whether or not such dividends have been declared, and such increased consideration shall constitute the redemption price.

            No less than 45 days and no more than 60 days prior to the contemplated redemption date, the Corporation shall give a written notice of its intention to redeem the Series 2 Preferred Shares to each person who, on the date of sending of the said notice, is a holder of the shares to be redeemed. The notice shall set forth the redemption price and the date established for the redemption; on or after the redemption date, upon presentation and remittance of the certificate or certificates representing the Series 2 Preferred Shares at any place or places in Canada mentioned in the notice, the Corporation shall pay or see to the payment of the redemption price to holders of Series 2 Preferred Shares to be redeemed (less any taxes which must be deducted or withheld in respect of the redemption price). Payment shall be made by cheque negotiable at par at any branch of the Corporation's banks located within Canada. As of the date mentioned in the notice, holders of Series 2 Preferred Shares called for purposes of redemption shall not be entitled to any further dividends on such shares nor shall they be entitled to exercise any rights as shareholders with respect to such shares, unless the Corporation fails to pay the redemption price, in which case the holders' rights shall remain unchanged. At any time after the aforementioned redemption notice has been given, the Corporation shall be entitled to deposit the amount of the redemption price of all or part of the Series 2 Preferred Shares called for purposes of redemption in one or more chartered banks or trust companies within Canada who shall have been named in the redemption notice. Such deposits shall be made in one or more special trust accounts for the benefit of holders of shares to be redeemed, and the amounts shall be paid to them by such banks or trust companies upon remittance of the certificate or certificates; once these deposits have been made, the shares shall be deemed to have been redeemed on the date set forth in the redemption notice. After the Corporation has effected a deposit in the aforementioned manner with respect to any of the shares, as of the redemption date holders of such shares shall not have any further rights as shareholders with respect to such shares and their rights shall be limited to the collection of the portion of the deposited amounts applicable to such shares, without interest (less any taxes which must be deducted or withheld in respect of said amount); any accrued interest on such deposits shall belong to the Corporation.

3(A).6 Purchase for Purposes of Cancellation

            Subject to the provisions of subsection 3(A).8 hereof, the Corporation shall at all times be entitled to purchase, for purposes of cancellation, all or part of the Series 2 Preferred Shares outstanding from time to time, such purchase to be made on the open market through the intermediary of an investment dealer or any member firm of a recognized Exchange or by private agreement or otherwise, at the lowest price at which, in the opinion of the Board of Directors of the Corporation, these shares may be obtained, plus an amount equal to all Accrued and Unpaid Dividends thereon and the purchase costs.

3(A).7 Conversion of Series 2 Preferred Shares into Series 3 Preferred Shares

            3(A).7.1 Conversion at the Option of the Holder

                        Subject to the provisions and conditions hereof, on
            December 1,2002 and on December 1st of every fifth year thereafter (a "Conversion Date"), holders of Series 2 Preferred Shares shall have the option to convert all or part of the Series 2 Preferred Shares registered in their name into Series 3 Preferred Shares of the Corporation on the basis of one Series 3 Preferred Share for each Series 2 Preferred Share. The Corporation shall give a written notice to holders of Series 2 Preferred Shares which are then outstanding setting forth the Selected Percentage Rate (as defined in subsection 3(B).1 hereof) which has been determined by the Board of Directors and which shall be applicable during the subsequent Fixed Dividend Rate Period (as defined in subsection 3(B).1 hereof) as well as the conversion right provided for herein. The said notice shall indicate the Conversion Date and shall be given at least 45 days and no more than 60 days prior to the applicable Conversion Date.

                        If, as provided for in subsection 3(A).5, the
            Corporation notifies holders of Series 2 Preferred Shares of the redemption of all the Series 2 Preferred Shares, it shall not be required to notify them, as provided for in the present subsection 3(A).7.1, of the Selected Percentage Rate (as defined in subsection 3(B).1 hereof) for the Series 3 Preferred Shares nor of their right of conversion; moreover, the rights of each holder of Series 2 Preferred Shares to convert such shares, as set forth in these presents, shall terminate.

                        If, after the Close of Business on the 14th day
            preceding a Conversion Date, the Corporation determines that there would be less than 1,000,000 Series 3 Preferred Shares outstanding on the Conversion Date, taking into account all Series 2 Preferred Shares deposited for purposes of conversion into Series 3 Preferred Shares and, if applicable, all Series 3 Preferred Shares deposited for purposes of conversion into Series 2 Preferred Shares, holders of Series 2 Preferred Shares shall not be entitled to convert their shares into Series 3 Preferred Shares. No later than seven days prior to a given Conversion Date, the Corporation shall give written notice of such a situation to the holders of Series 2 Preferred Shares affected by this situation and, prior to the said Conversion Date, it shall, at its own expense, issue and send to holders of Series 2 Preferred Shares having deposited one or more certificates representing Series 2 Preferred Shares for purposes of conversion, new certificates representing the Series 2 Preferred Shares represented by one or more certificates deposited as mentioned hereinabove, or, prior to the said Conversion Date, it shall, at its own expense, return to such holders the said certificates deposited for purposes of conversion and representing Series 2 Preferred Shares.

            3(A).7.2 Automatic Conversion

                        If, after the Close of Business on the 14th day
            preceding a Conversion Date, the Corporation determines that there would be less than 1,000,000 Series 2 Preferred Shares outstanding on the Conversion Date, taking into account all Series 2 Preferred Shares deposited for purposes of conversion into Series 3 Preferred Shares and, if applicable, all Series 3 Preferred Shares deposited for purposes of conversion into Series 2 Preferred Shares, all but not less than all of the remaining outstanding Series 2 Preferred Shares shall be converted automatically into Series 3 Preferred Shares on the basis of one Series 3 Preferred Share for each Series 2 Preferred Share, the whole as of the Close of Business on the applicable Conversion Date; in such a case, the Corporation shall give a written notice to that effect to holders of such remaining Series 2 Preferred Shares no later than seven days prior to the Conversion Date.

            3(A).7.3 Exercise of the Conversion Privilege

                        The conversion of Series 2 Preferred Shares may be
            effected by remitting the certificate or certificates representing the said shares, no earlier than 45 days prior to a given conversion Date and no later than the Close of Business on the 14th day preceding the said Conversion Date, during regular business hours at any office of a Transfer Agent of the Corporation where the Series 2 Preferred Shares may be transferred; such share certificates shall be remitted together with the following: (i) payment or a receipt evidencing the payment of all taxes (if any) payable as provided for in the present paragraph 3(A).7.3; and (ii) a remittance instrument deemed acceptable by the Corporation and duly signed by the holder or his attorney duly authorized in writing, which instrument may set forth the holder's wish to only convert part of the Series 2 Preferred Shares represented by such certificate or certificates, which shares have not yet been called for purposes of redemption, in which event the Corporation shall issue and mail to the said holder, at the Corporation's own expense, a new certificate representing the Series 2 Preferred Shares represented by such certificate or certificates and which have not been converted.

                        If the Corporation is required to convert all of the
            remaining outstanding Series 2 Preferred Shares into Series 3 Preferred Shares on the applicable Conversion Date, as provided for in subsection 3(A).7.2 hereof, the Series 2 Preferred Shares which holders had not chosen to convert shall be converted into Series 3 Preferred Shares on the said Conversion Date, and holders of such shares shall be deemed to be holders of Series 3 Preferred Shares as of the Close of Business on the Conversion Date and, after they shall have remitted, during regular business hours at any office of a Transfer Agent of the Corporation where the Series 2 Preferred Shares may be transferred, the certificate or certificates representing Series 2 Preferred Shares not previously remitted for purposes of conversion, they shall be entitled to receive one or more certificates representing the same number of Series 3 Preferred Shares in the manner and according to the provisions set forth in the present subsection 3(A).7.3.

                        As soon as possible after a given Conversion Date, the
            Corporation shall issue and mail to a holder of Series 2 Preferred Shares which have been so remitted, or in accordance with the holder's written instructions, one or more certificates issued in his name or in the name of the person or persons designated by him, such certificate or certificates to be issued for the number of fully paid and non assessable Series 3 Preferred Shares and remaining Series 2 Preferred Shares, if any, to which the holder is entitled. Such conversion shall be deemed to have been made at the Close of Business on the Conversion Date, such that the rights of the holder of such Series 2 Preferred Shares, in his capacity as holder thereof, shall cease as of that moment and the person or persons entitled to receive the Series 3 Preferred Shares as a result of the conversion shall be considered, for all purposes, as the registered holder or holders of the said Series 3 Preferred Shares at that moment.

                        The holder of any Series 2 Preferred Share registered as
            holder on the record date for purposes of payment of any dividend declared payable in respect of such share shall be entitled to the said dividend even if the share is converted into a Series 3 Preferred Share after the record date and prior to the date of payment of the said dividend or on such date.

                        The issuance of Series 3 Preferred Share certificates at
            the time of the conversion of Series 2 Preferred Shares shall be made at no cost to holders convening their Series 2 Preferred Shares as regards any fees applicable to the issuance of the said certificates or the Series 3 Preferred Shares represented thereby. However, the holder converting such shares or the assignee thereof shall be required to pay all taxes, whether governmental or otherwise, likely to be imposed upon him with respect to the transaction, and the Corporation shall be entitled to demand that such taxes be paid or that proof of payment be presented.

            3(A).7.4 Status of Converted Series 2 Preferred Shares

                        None of the Series 2 Preferred Shares which have been
            converted into Series 3 Preferred Shares on a given Conversion Date shall be cancelled; these shares shall once again become authorized but unissued Series 2 Preferred Shares of the Corporation as at the Close of Business on the Conversion Date.

            3(A).7.5 Notice of the Annual Dividend Rate Applicable to Series 3 Preferred Shares

                        Within three days following the determination of the
            Annual Dividend Rate (as defined in subsection 3(B).1 hereof), the Corporation shall notify holders of Series 2 Preferred Shares thereof by publishing same once in the national edition of the English daily The Globe & Mail and once in the city of Montreal in a widely circulated French daily newspaper and a widely circulated English daily newspaper; however, if any of the daily newspapers in question is no longer widely circulated at the time of publication, the notice shall be published in an equivalent publication.

3(A).8 Restrictions Regarding Dividends and the Retirement of Shares

            The Corporation will not, without the approval of the holders of outstanding Series 2 Preferred Shares:

            3(A).8.1 pay or set apart for payment any dividends (other than stock dividends payable in any shares of the Corporation ranking junior to the Series 2 Preferred Shares) on any shares of the Corporation ranking junior to the Series 2 Preferred Shares;

            3(A).8.2 call for redemption, redeem, purchase or otherwise retire for value or make any capital distribution on or in respect of any shares of the Corporation ranking junior to the Series 2 Preferred Shares (except out of the net cash proceeds of a substantially concurrent issue of shares of the Corporation ranking junior to the Series 2 Preferred Shares);

            3(A).8.3 call for redemption, redeem, purchase or otherwise retire for value less than all the Series 2 Preferred Shares then outstanding; or

            3(A).8.4 call for redemption, redeem, purchase or otherwise retire for value (except in connection with the exercise of any retraction privilege or mandatory redemption obligation attaching thereto) any other shares of the Corporation ranking on a parity with the Series 2 Preferred Shares, provided that, for greater certainty, the covenant in this paragraph 3(A).8.4 shall not limit or affect any such action in respect of any class of shares ranking in priority to the Series 2 Preferred Shares;

unless, in each such case, all cumulative preferential dividends accrued on outstanding Series 2 Preferred Shares up to and including the dividend payable on the last preceding Dividend Payment Date shall have been declared and paid or set aside for payment.

            The approval of holders of Series 2 Preferred Shares required pursuant to the present subsection 3(A).8 may be given in accordance with the third paragraph of subsection 3(A).9 and subsection 3(A).12. Notwithstanding the provisions of subsection 3(A).12 hereof, any approval required pursuant to the present subsection 3(A).8 shall be given only by means of a favourable vote of holders of a majority of the Series 2 Preferred Shares in attendance or represented at a meeting or adjourned meeting of holders of Series 2 Preferred Shares duly called for such purpose and at which a quorum is present.

3(A).9 Voting Rights

            Unless otherwise provided for at law, holders of Series 2 Preferred Shares shall not be entitled to vote at meetings of shareholders of the Corporation, nor shall they be entitled to receive notices of such meetings or to attend same, except as provided for in the following paragraph.

      If the Corporation fails to pay the full amount of eight quarterly dividends or 24 monthly dividends, as the case may be, in respect of the Series 2 Preferred Shares (and, for such purposes, the failure to pay a quarterly dividend shall be deemed to be a failure to pay three monthly dividends), whether or not such failures are consecutive, holders of Series 2 Preferred Shares shall be entitled to receive notice of every meeting of shareholders of the Corporation (other than a separate meeting reserved only for holders of any other class or series of shares) which is held more than 60 days after the date of the first failure to pay and they shall be entitled to vote thereat, together with the holders of Multiple Voting Shares and Subordinate Voting Shares and the holders of shares of any other class or series of shares entitled to vote thereat, on the basis of one vote per Series 2 Preferred Share held, such rights to exist until all arrears of dividends on the Series 2 Preferred Shares shall have been paid, at which time the said rights shall terminate and shall be revived only if the Corporation is once again in default pursuant to the provisions of the present subsection 3(A).9.

            Each Series 2 Preferred Share shall confer one vote upon its holder with respect to any measures to be taken by the Corporation which require the approval of holders of Series 2 Preferred Shares voting as a series.

3(A).10 Issuance of Additional Preferred Shares

            The Corporation shall be entitled to issue additional series of preferred shares of an Equal Rank with the Series 2 Preferred Shares or of a Lower Rank than the Series 2 Preferred Shares without the approval of holders of Series 2 Preferred Shares.

3(A).11 Modifications

            The provisions attaching to the Series 2 Preferred Shares as a series may be repealed or amended from time to time, provided the approvals then required by the Canada Business Corporations Act or any successor legislation, as amended from time to time, have been given in accordance with the third paragraph of subsection 3(A).9 and subsection 3(A).12.

            None of the provisions of the articles of the Corporation relating to Series 2 Preferred Shares as a series shall be amended in any manner whatsoever, unless the provisions relating to Series 3 Preferred Shares as a series, if applicable, are amended at the same time to the extent deemed necessary by the Corporation such that the amendments to the Series 3 Preferred Shares shall be of the same nature and scope as the amendments to the Series 2 Preferred Shares, mutatis mutandis.

            If there are no Series 2 Preferred Shares issued or outstanding, the Corporation shall not be entitled to amend or otherwise modify the provisions attaching to the Series 2 Preferred Shares as set forth in the articles of the Corporation, unless the amendment or modification in question is also approved by holders of Series 3 Preferred Shares then outstanding, which approval shall be obtained in accordance with the third paragraph of subsection 3(A).9 and subsection 3(A).12 hereof.

3(A).12 Approval of Holders of Series 2 Preferred Shares

            Every approval of holders of Series 2 Preferred Shares shall be deemed to have been given validly for all purposes if it is given by holders of Series 2 Preferred Shares in accordance with the provisions attaching to preferred shares, as a class, as same are applicable to these presents, mutatis mutandis.

3(A).13 Tax Election

            The Corporation shall make a tax election, in the manner and within the deadline prescribed by the Income Tax Act (Canada), pursuant to paragraph 191.2(1) of Part VI.1 of the said

Act (or any other successor or replacing provision of similar scope), and it shall take all necessary measures in accordance with the said Act in order to pay or see to the payment of the tax payable pursuant to Part VI.1 of the said Act (or any other successor or replacing provision of similar scope) at a rate such that no holder of Series 2 Preferred Shares that is a Corporation shall be required, pursuant to section 187.2 of Part IV.1 of the said Act (or any other successor or replacing provision of similar scope), to pay tax on the dividends received in respect of the Series 2 Preferred Shares.

3(B) Series 3 Preferred Shares

3(B).1 Definitions

            Unless the context otherwise requires it, for purposes hereof:

            3(B).1.1 "Series 3 Preferred Shares" shall mean the Series 3 Cumulative Redeemable First Preferred Shares and "Series 2 Preferred Shares" shall mean the Series 2 Cumulative Redeemable First Preferred Shares.

            3(B).1.2 "Transfer Agent" shall include all mandataries of a transfer agent.

            3(B).1.3 "Dividend Payment Date" shall mean the first day of March, June, September and December.

            3(B).1.4 "Higher Rank", "Equal Rank" or "Lower Rank" and similar expressions, whether used individually or collectively, shall mean the order of priority of the shares of different classes or series as regards the payment of dividends or the distribution of assets in the event of the winding-up, dissolution or abandonment of the business of the Corporation, whether or not voluntary, or in the event of any other repayment of capital or distribution of the assets of the Corporation among its shareholders for purposes of winding up its affairs.

            3(B).1.5 "Accrued and Unpaid Dividends" shall mean the total of (i) all unpaid dividends on the Series 3 Preferred Shares for any quarters and (ii) the amount calculated as if the dividends on each Series 3 Preferred Share had accrued on a daily basis as of the last Dividend Payment Date, inclusively, until the date on which the calculation of accrued dividends is to be made, exclusively.

            3(B).1.6 "Close of Business" shall mean, for purposes of depositing any Series 3 Preferred Share for purposes of redemption or conversion, the standard closing time of the office of the Transfer Agent for the Series 3 Preferred Shares where the shareholder in question may deposit and does deposit the said share.

            3(B).1.7 "Fixed Dividend Rate Period" shall mean, for the initial Fixed Dividend Rate Period, the period commencing on December 1, 2002 and ending on November 30, 2007, and for each succeeding Fixed Dividend Rate Period, it shall mean the period beginning on the day following the end of the preceding Fixed Dividend Rate Period and ending on and including November 30 in the fifth year immediately thereafter.

            3(B).1.8 "Government of Canada Bond Yield" shall mean, on a given date, the average of the yields designated by two registered Canadian investment dealers, chosen by the Board of Directors of the Corporation, as being the yield to maturity on such date, compounded every six months and calculated in accordance with generally accepted financial principles, which a non-callable Government of Canada Bond which may not be pre-paid would have if it were issued in Canada in Canadian dollars at 100% of its principal amount on such date with a term to maturity of five years.

            3(B).1.9 "Annual Dividend Rate" shall mean, for any Fixed Dividend Rate Period, the rate of interest expressed as a percentage per annum (rounded to the nearest one-thousandth (1/1000) of one percent (1%)) which is equal to the Government of Canada Bond Yield multiplied by the Selected Percentage Rate for such Fixed Dividend Rate Period.

            3(B).1.10 "Selected Percentage Rate" for a Fixed Dividend Rate Period means the rate expressed as a percentage of the Government of Canada Bond Yield determined by the Board of Directors of the Corporation to be applicable for such Fixed Dividend Rate Period as set forth in the notice to the holders of the Series 3 Preferred Shares, given in accordance with the terms and conditions attaching to the Series 3 Preferred Shares, which rate shall be not less than 80% of the Government of Canada Bond Yeld.

3(B).2 Interpretation

            3(B).2.1 Subject to paragraph 3(B).2.2 hereof, every notice, cheque or other communication from the Corporation provided for in these presents shall be validly given if it is delivered or sent by prepaid ordinary mail to holders of Series 3 Preferred Shares at their respective addresses as set forth in the register or registers of the Series 3 Preferred Shares of the Corporation or, failing such registration, to the Corporation's last known address for any such holder. As regards joint holders, every notice, cheque or other communication from the Corporation provided for in these presents shall be validly given if it is mailed as stipulated in the preceding sentence to the address of the joint holder whose name appears first on the register or registers of the Series 3 Preferred Shares as a joint holder of the said shares. The involuntary or accidental omission to send a notice or other communication to one or more holders of Series 3 Preferred Shares shall not affect the validity of notices or other communications validly given nor shall it affect measures taken as a result of such a notice; however, as soon as such an omission is discovered, the notice or other communication, as the case may be, shall be sent immediately to the holder(s) in question.

            3(B).2.2 If there is an interruption or threatened interruption of the postal service in any territory in which, according to the addresses recorded in the register or registers of the Series 3 Preferred Shares of the Corporation, holders of Series 3 Preferred Shares reside, the Corporation may (without being obliged) give the said notice to the holders residing in such territory by publishing it once, two weeks in a row, in a widely circulated daily newspaper published or distributed in the capital of such territory or, if the Corporation keeps a register of transfers of the Series 3 Preferred Shares in the said territory, in the city in this territory in which the register of transfers is kept. Every notice given by means of publication shall be deemed to have been given validly for all purposes.

            3(B).2.3 Every notice sent by mail shall be deemed to have been given on the day it is mailed, unless, on the day it is mailed or on the following day there is an interruption of the postal service in the territory in which or to which the notice was mailed. Every notice given by means of publication shall be deemed to have been given on the day of the first publication in the city in which it is published.

            3(B).2.4 If the day on which dividends are payable on the Series 3 Preferred Shares or on which any other measures are to be taken or should have been taken pursuant to these presents is not a business day, the dividends shall be paid or the other measures shall be taken, as the case may be, on the following business day; "business day" shall mean any day other than a Saturday, a Sunday or a legal holiday in the place where the Corporation has its head office at the time in question.

            3(B).2.5 All amounts set forth in these presents are expressed in Canadian dollars.

            3(B).2.6 Notwithstanding any provision to the contrary set forth in these presents, the payment of any sum of money may be made by electronic transfer or by any other means which the Board of Directors may approve, instead of being made by cheque. In such an event, the payment of sums of money to holders of Series 3 Preferred Shares shall be deemed to constitute payment and shall release the Corporation from all its obligations with respect to the payment of such sums, up to the amount represented thereby, unless the payment is not honoured by the Corporation.

3(B).3 Right to Dividends and Calculation of the Annual Dividend Rate

            To the extent it is declared by the Board of Directors, holders of Series 3 Preferred Shares shall be entitled to receive a fixed cumulative preferred cash dividend drawn from the funds of the Corporation which may be allocated for the payment of dividends, which dividend shall be equal to an annual amount determined by multiplying the Annual Dividend Rate by $25.00 and shall be payable quarterly, provided it is declared by the Board of Directors, on each Dividend Payment Date.

            Cheques issued by the Corporation, representing the amount of such dividends, which cheques shall be drawn on a Canadian chartered bank and shall be negotiable at par at any branch of such bank within Canada, shall be issued to holders of Series 3 Preferred Shares entitled thereto. The mailing of such cheques to registered holders of Series 3 Preferred Shares shall be deemed to constitute payment of such dividends and shall release the Corporation from all its obligations with respect to the payment of such dividends, up to the amount of the cheques (and of any taxes which must be and are deducted or withheld on such cheques), unless the cheques are not honoured at the time they are presented for payment. If, on a given Dividend Payment Date, the dividends which are payable on that date are not paid in full on all the then outstanding Series 3 Preferred Shares, the said dividends or the unpaid amount thereof shall be paid on one or more subsequent dates to be set by the Board of Directors and on which the Corporation has the necessary funds which may validly be allocated for the payment of dividends. Holders of Series 3 Preferred Shares shall not be entitled to any dividends other than the cash dividend provided for in these presents, nor shall they be entitled to any dividends in excess thereof. Any dividends represented by a cheque which has not been duly presented for payment within six years following its issuance or which have not otherwise been claimed during the six years following the date on which they were declared payable or allocated for purposes of payment shall vest in the Corporation.

            On the 21st day preceding the first day of each Fixed Dividend Rate Period, the Corporation shall calculate the Annual Dividend Rate for that Fixed Dividend Rate Period, which calculation shall be effected on the basis of the Selected Percentage Rate and the Government of Canada Bond Yield in effect at 10:00 a.m. (Montreal time) on the said 21st day preceding the first day of each Fixed Dividend Rate Period, and (i) on the following business day, it shall give notice thereof to all securities exchanges in Canada on which the Series 3 Preferred Shares are listed for trading; if the Series 3 Preferred Shares are not listed for trading on any securities exchange in Canada, the Corporation shall notify the Investment Dealers Association of Canada, and (ii) within the following three business days, except as regards the initial Fixed Dividend Rate Period, it shall give notice thereof to holders of Series 3 Preferred Shares by publishing the Annual Dividend Rate once in the national edition of the English daily The Globe & Mail and once in the city of Montreal in a widely circulated French daily newspaper and a widely circulated English daily newspaper, it being understood that if these daily newspapers are no longer widely circulated at that time, the notice shall be published in an equivalent publication.

3(B).4 Rights on Liquidation

            In the event of any liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, or any other return of capital or distribution of assets of the Corporation among its shareholders for the purpose of winding-up its affairs, the holders of the Series 3 Preferred Shares will be entitled to receive $25.00 per Series 3 Preferred Share together with the amount equal to all accrued and unpaid dividends thereon, whether or not declared, calculated to but excluding the date of payment or distribution, before any payment or distribution is made to holders of Multiple Voting Shares and Subordinate Voting Shares or any other shares of the Corporation ranking junior to the Series 3 Preferred Shares. Upon payment of such amounts, the holders of the Series 3 Preferred Shares will not be entitled to share in any further distribution of assets of the Corporation.

3(B).5 Redemption of Shares at the Option of the Corporation

            The Corporation shall not be entitled to redeem Series 3 Preferred Shares prior to December 1, 2007. Subject to applicable laws and to subsection 3(B).8 hereof, after having given notice in the manner set forth hereinafter, the Corporation shall be entitled, on December 1, 2007 and on December 1st of every fifth year thereafter, to redeem not less than all of the outstanding Series 3 Preferred Shares in consideration for payment of the amount of $25.00 for each share so redeemed, which consideration shall be increased by the amount of Accrued and Unpaid Dividends on such shares up to, but not including, the date established for the redemption, whether or not such dividends have been declared, and such increased consideration shall constitute the redemption price.

            No less than 45 days and no more than 60 days prior to the contemplated redemption date, the Corporation shall give a written notice of its intention to redeem the Series 3 Preferred Shares to each person who, on the date of sending of the said notice, is a holder of the shares to be redeemed. The notice shall set forth the redemption price and the date established for the redemption; on or after the redemption date, upon presentation and remittance of the certificate or certificates representing the Series 3 Preferred Shares at any place or places in Canada mentioned in the notice, the Corporation shall pay or see to the payment of the redemption price to holders of Series 3 Preferred Shares to be redeemed (less any taxes which must be deducted or withheld in respect of the redemption price). Payment shall be made by cheque negotiable at par at any branch of the Corporation's banks located within Canada. As of the date mentioned in the notice, holders of Series 3 Preferred Shares called for purposes of redemption shall not be entitled to any further dividends on such shares nor shall they be entitled to exercise any rights as shareholders with respect to such shares, unless the Corporation fails to pay the redemption price, in which case the holders's rights shall remain unchanged. At any time after the aforementioned redemption notice has been given, the Corporation shall be entitled to deposit the amount of the redemption price of all or part of the Series 3 Preferred Shares called for purposes of redemption in one or more chartered banks or trust companies within Canada who shall have been named in the redemption notice. Such deposits shall be made in one or more special trust accounts for the benefit of holders of shares to be redeemed, and the amounts shall be paid to them by such banks or trust companies upon remittance of the certificate or certificates; once these deposits have been made, the shares shall be deemed to have been redeemed on the date set forth in the redemption notice. After the Corporation has effected a deposit in the aforementioned manner with respect to any of the shares, as of the redemption date holders of such shares shall not have any further rights as shareholders with respect to such shares and their rights shall be limited to the collection of the portion of the deposited amounts applicable to such shares, without interest (less any taxes which must be deducted or withheld in respect of said amount); any accrued interest on such deposits shall belong to the Corporation.

3(B).6 Purchase for Purposes of Cancellation

            Subject to the provisions of subsection 3(B).8 hereof, the Corporation shall at all times be entitled to purchase, for purposes of cancellation, all or part of the Series 3 Preferred Shares outstanding from time to time, such purchase to be made on the open market through the intermediary of a securities dealer or any member firm of a recognized Exchange or by private agreement or otherwise, at the lowest price at which, in the opinion of the Board of Directors of the Corporation, these shares may be obtained, plus an amount equal to all Accrued and Unpaid Dividends thereon and the purchase costs.

3(B).7 Conversion of Series 3 Preferred Shares

            3(B).7.1 Conversion at the Option of the Holder

                        Subject to the provisions and conditions hereof, on
            December 1, 2007 and on December 1st of every fifth year thereafter (a "Conversion Date"), holders of Series 3 Preferred Shares shall have the option to convert all or part of the Series 3 Preferred Shares registered in their name into Series 2 Preferred Shares of the Corporation on the basis of one Series 2 Preferred Share for each Series 3 Preferred Share. The Corporation shall give a written notice to holders of Series 3 Preferred Shares which are then outstanding setting forth the Selected Percentage Rate which has been determined by the Board of Directors and which shall be applicable during the subsequent Fixed Dividend Rate Period as well as the conversion right provided for herein. The said notice shall indicate the Conversion Date and shall be given at least 45 days and no more than 60 days prior to the applicable Conversion Date.

                        If, as provided for in subsection 3(B).5 hereof, the
            Corporation notifies holders of Series 3 Preferred Shares of the redemption of all the Series 3 Preferred Shares, it shall not be required to notify them, as provided for in the present subsection 3(B).7.1, of the Selected Percentage Rate nor of their right of conversion; moreover, the rights of each holder of Series 3 Preferred Shares to covert such shares, as set forth in these presents, shall terminate.

                        If, after the Close of Business on the 14th day
            preceding a Conversion Date, the Corporation determines that there would be less than 1,000,000 Series 2 Preferred Shares outstanding on the Conversion Date, taking into account all Series 3 Preferred Shares deposited for purposes of conversion into Series 2 Preferred Shares and, if applicable, all Series 2 Preferred Shares deposited for purposes of conversion into Series 3 Preferred Shares, holders of Series 3 Preferred Shares shall not be entitled to convert their shares into Series 2 Preferred Shares. No later than seven days prior to a given Conversion Date, the Corporation shall give written notice of such a situation to the holders of Series 3 Preferred Shares affected by this situation and, prior to the said Conversion Date, it shall, at its own expense, issue and send to holders of Series 3 Preferred Shares having deposited one or more certificates representing Series 3 Preferred Shares for purposes of conversion, new certificates representing the Series 3 Preferred Shares represented by one or more certificates deposited as mentioned hereinabove, or, prior to the said Conversion Date, it shall, at its own expense, return to such holders the said certificates deposited for purposes of conversion and representing Series 3 Preferred Shares.

            3(B).7.2 Automatic Conversion

                        If, after the Close of Business on the 14th day
            preceding a Conversion Date, the Corporation determines that there would be less than 1,000,000 Series 3 Preferred Shares outstanding on the Conversion Date, taking into account all Series 3 Preferred Shares deposited for purposes of conversion into Series 2 Preferred Shares and, if applicable, all Series 2 Preferred Shares deposited for purposes of conversion into Series 3 Preferred Shares, all but not less than all of the remaining outstanding Series 3 Preferred Shares shall be converted automatically into Series 2 Preferred Shares on the basis of one Series 2 Preferred Share for each Series 3 Preferred Share, the whole as of the Close of Business on the applicable Conversion Date; in such a case, the Corporation shall give a written notice to that effect to holders of such remaining Series 3 Preferred Shares no later than seven days prior to the Conversion Date.

            3(B).7.3 Exercise of the Conversion Privilege

                        The conversion of Series 3 Preferred Shares may be
            effected by remitting the certificate or certificates representing the said shares, no earlier than 45 days prior to a given conversion Date and no later than the Close of Business on the 14th day preceding the said Conversion Date, during regular business hours at any office of a Transfer Agent of the Corporation where the Series 3 Preferred Shares may be transferred; such share certificates shall be remitted together with the following: (i) payment or a receipt evidencing the payment of all taxes (if any) payable as provided for in the present paragraph 3(B).7.3; and (ii) a remittance instrument deemed acceptable by the Corporation and duly signed by the holder or his attorney duly authorized in writing, which instrument may set forth the holder's wish to only convert part of the Series 3 Preferred Shares represented by such certificate or certificates, which shares have not yet been called for purposes of redemption, in which event the Corporation shall issue and mail to the said holder, at the Corporation's own expense, a new certificate representing the Series 3 Preferred Shares represented by such certificate or certificates and which have not been converted.

                        If the Corporation is required to convert all of the
            remaining outstanding Series 3 Preferred Shares into Series 2 Preferred Shares on the applicable Conversion Date, as provided for in subsection 3(B).7.2, the Series 3 Preferred Shares which holders had not chosen to convert shall be converted into Series 2 Preferred Shares on the said Conversion Date, and holders of such shares shall be deemed to be holders of Series 2 Preferred Shares as of the Close of Business on the Conversion Date and, after they shall have remitted, during regular business hours at any office of a Transfer Agent of the Corporation where the Series 2 Preferred Shares may be transferred, the certificate or certificates representing Series 3 Preferred Shares not previously remitted for purposes of conversion, they shall be entitled to receive one or more certificates representing the same number of Series 2 Preferred Shares in the manner and according to the provisions set forth in the present subsection 3(B).7.3.

                        As soon as possible after a given Conversion Date, the
            Corporation shall issue and mail to a holder of Series 3 Preferred Shares which have been so remitted, or in accordance with the holder's written instructions, one or more certificates issued in his name or in the name of the person or persons designated by him, such certificate or certificates to be issued for the number of fully paid and non assessable Series 2 Preferred Shares and remaining Series 3 Preferred Shares, if any, to which the holder is entitled. Such conversion shall be deemed to have been made at the Close of Business on the Conversion Date, such that the rights of the holder of such Series 3 Preferred Shares, in his capacity as holder thereof, shall cease as of that moment and the person or persons entitled to received the Series 2 Preferred Shares as a result of the conversion shall be considered, for all purposes, as the registered holder or holders of the said Series 2 Preferred Shares at that moment.

                        The holder of any Series 3 Preferred Share registered as
            holder on the record date for purposes of payment of any dividend declared payable in respect of such share shall be entitled to the said dividend even if the share is converted into a Series 2 Preferred Share after the record date and prior to the date of payment of the said dividend or on such date.

                        The issuance of Series 2 Preferred Share certificates at
            the time of the conversion of Series 3 Preferred Shares shall be made at no cost to holders converting their Series 3 Preferred Shares as regards any fees applicable to the issuance of the said certificates or the Series 2 Preferred Shares represented thereby. However, the holder converting such shares or the assignee thereof shall be required to pay all taxes, whether governmental or otherwise, likely to be imposed upon him with respect to the transaction, and the Corporation shall be entitled to demand that such taxes be paid or that proof of payment be presented.

            3(B)7.4 Status of Converted Series 3 Preferred Shares

                        None of the Series 3 Preferred Shares which have been
            converted into Series 2 Preferred Shares on a given Conversion Date shall be cancelled; these shares shall once again become authorized but unissued Series 3 Preferred Shares of the Corporation as at the Close of Business on the Conversion Date.

3(B).8 Restrictions Regarding Dividends and the Retirement of Shares

            The Corporation will not, without the approval of the holders of outstanding Series 3 Preferred Shares:

            3(B).8.1 pay or set apart for payment any dividends (other than stock dividends payable in any shares of the Corporation ranking junior to the Series 3 Preferred Shares) on any shares of the Corporation ranking junior to the Series 3 Preferred Shares;

            3(B).8.2 call for redemption, redeem, purchase or otherwise retire for value or make any capital distribution on or in respect of any shares of the Corporation ranking junior to the Series 3 Preferred Shares (except out of the net cash proceeds of a substantially concurrent issue of shares of the Corporation ranking junior to the Series 3 Preferred Shares);

            3(B).8.3 call for redemption, redeem, purchase or otherwise retire for value less than all the Series 3 Preferred Shares then outstanding; or

            3(B).8.4 call for redemption, redeem, purchase or otherwise retire for value (except in connection with the exercise of any retraction privilege or mandatory redemption obligation attaching thereto) any other shares of the Corporation ranking on a parity with the Series 3 Preferred Shares, provided that, for greater certainty, the covenant in this paragraph 3(B).8.4 shall not limit or affect any such action in respect of any class of shares ranking in priority to the Series 3 Preferred Shares;

unless, in each such case, all cumulative preferential dividends accrued on outstanding Series 3 Preferred Shares up to and including the dividend payable on the last preceding Dividend Payment Date shall have been declared and paid or set aside for payment.

            The approval of holders of Series 3 Preferred Shares required pursuant to the present subsection 3(B).8 may be given in accordance with the third paragraph of subsection 3(B).9 and subsection 3(B).12. Notwithstanding the provisions of subsection 3(B).12 hereof, any approval required pursuant to the present subsection 3(B).8 shall be given only by means of a favourable vote of holders of a majority of the Series 3 Preferred Shares in attendance or represented at a meeting or adjourned meeting of holders of Series 3 Preferred Shares duly called for such purpose and at which a quorum is present.

3(B).9 Voting Rights

            Unless otherwise provided for at law, holders of Series 3 Preferred Shares shall not be entitled to vote at meetings of shareholders of the Corporation, nor shall they be entitled to receive notices of such meetings or to attend same, except as provided for in the following paragraph.

      If the Corporation fails to pay the full amount of eight quarterly dividends in respect of the Series 3 Preferred Shares, whether or not such failures are consecutive, holders of Series 3 Preferred Shares shall be entitled to receive notice of every meeting of shareholders of the Corporation (other than a separate meeting reserved only for holders of any other class or series of shares) which is held more than 60 days after the date of the first failure to pay and they shall be entitled to vote thereat, together with the holders of Multiple Voting Shares and Subordinate Voting Shares and the holders of shares of any other class or series of shares entitled to vote thereat, on the basis of one vote per Series 3 Preferred Share held, such rights to exist until all arrears of dividends on the Series 3 Preferred Shares shall have been paid, at which time the said rights shall terminate and shall be revived only if the Corporation is once again in default pursuant to the provisions of the present subsection 3(B).9.

            Each Series 3 Preferred Share shall confer one (1) vote upon its holder with respect to any measures to be taken by the Corporation which require the approval of holders of Series 3 Preferred Shares voting as a series.

3(B).10 Issuance of Additional Preferred Shares

            The Corporation shall be entitled to issue additional series of preferred shares of an Equal Rank with the Series 3 Preferred Shares or of a Lower Rank than the Series 3 Preferred Shares without the approval of holders of Series 3 Preferred Shares.

3(B).11 Modifications

            The provisions attaching to the Series 3 Preferred Shares as a series may be repealed or amended from time to time, provided the approvals then required by the Canada Business Corporations Act or any successor legislation, as amended from time to time, have been given in accordance with the third paragraph of subsection 3(B).9 and subsection 3(B).12 hereof.

            None of the provisions of the articles of the Corporation relating to Series 3 Preferred Shares as a series shall be amended in any manner whatsoever, unless the provisions relating to Series 2 Preferred Shares as a series, if applicable, are amended at the same time to the extent deemed necessary by the Corporation such that the amendments to the Series 2 Preferred Shares shall be of the same nature and scope as the amendments to the Series 3 Preferred Shares, mutatis mutandis.

            If there are no Series 3 Preferred Shares issued or outstanding, the Corporation shall not be entitled to amend or otherwise modify the provisions attaching to the Series 3 Preferred Shares as set forth in the articles of the Corporation, unless the amendment or modification in question is also approved by holders of Series 2 Preferred Shares then outstanding, which approval shall be obtained in accordance with the third paragraph of subsection 3(B).9 and subsection 3(B).12 hereof.

3(B).12 Approval of Holders of Series 3 Preferred Shares

            Every approval of holders of Series 3 Preferred Shares shall be deemed to have been given validly for all purposes if it is given by holders of Series 3 Preferred Shares in accordance with the provisions attaching to preferred shares, as a class, as same are applicable to these presents, mutatis mutandis.

3(B).13 Tax Election

            The Corporation shall make a tax election, in the manner and within the deadline prescribed by the Income Tax Act (Canada), pursuant to paragraph 191.2(1) of Part VI.1 of the said Act (or any other successor or replacing provision of similar scope), and it shall take all necessary measures in accordance with the said Act in order to pay or see to the payment of the tax payable pursuant to Part VI.1 of the said Act (or any other successor or replacing provision of similar scope) at a rate such that no holder of Series 3 Preferred Shares that is a Corporation shall be required, pursuant to section
187.2 of Part IV.1 of the said Act (or any other successor or replacing provision of similar scope), to pay tax on the dividends received in respect of the Series 3 Preferred Shares.